                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-881
                                  ---------------------------------------------

                            Columbia Funds Trust III
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One Financial Center, Boston, Massachusetts              02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                             Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                               One Financial Center
                                 Boston, MA 02111
-------------------------------------------------------------------------------
                       (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                   ----------------------------

Date of fiscal year end: March 31, 2004
                        --------------------------
Date of reporting period: March 31, 2004
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

[GRAPHIC]

COLUMBIA GLOBAL EQUITY FUND

ANNUAL REPORT

MARCH 31, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Fund Profile                                                                   1

Performance Information                                                        2

Economic Update                                                                3

Portfolio Managers' Report                                                     4

Financial Statements                                                           6

   Investment Portfolio                                                        7

   Statement of Assets and Liabilities                                        14

   Statement of Operations                                                    15

   Statement of Changes in Net Assets                                         17

   Notes to Financial Statements                                              18

   Financial Highlights                                                       24

Report of Independent Registered Public Accounting Firm                       27

Trustees                                                                      28

Officers                                                                      30

Important Information About This Report                                       31

Columbia Funds                                                                32

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

TO OUR FELLOW SHAREHOLDERS

                                                     COLUMBIA GLOBAL EQUITY FUND

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you.

There are no immediate changes planned for fund names or customer service contacts. As always, we will provide you with updates at www.columbiafunds.com or through other communications, such as newsletters and shareholder reports.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement requires the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We want you to know that all of the members of your fund's Board of Trustees are independent of the fund's advisor and its affiliates. In addition, the board has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

- APPOINTED A CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH DEDICATED TO MONITORING PERFORMANCE OF INDIVIDUAL FUNDS.

- VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY SENIOR EXECUTIVES OF THE ADVISOR FOR INVESTMENT PERSONNEL AND BY A DESIGNATED COMMITTEE FOR THE BOARD).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,

/s/ Thomas C. Theobald              /s/ J. Kevin Connaughton

Thomas C. Theobald                  J. Kevin Connaughton
Chairman, Board of Trustees         President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

FUND PROFILE

                                                     COLUMBIA GLOBAL EQUITY FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 COUNTRIES AS OF 03/31/04 (%)

   United States                53.3
   United Kingdom               11.3
   Japan                        10.9
   Netherlands                   3.5
   France                        3.5

TOP 5 SECTORS AS OF 03/31/04 (%)

   Utilities                    27.8
   Financials                   19.6
   Consumer discretionary       12.7
   Industrials                  10.4
   Information technology        9.8

TOP 10 HOLDINGS AS OF 03/31/04 (%)

   Pfizer                       2.1
   Microsoft                    1.9
   PepsiCo                      1.5
   Viacom                       1.5
   Procter & Gamble             1.5
   BP Plc                       1.4
   Vodafone Group Plc           1.4
   Exxon Mobil                  1.4
   Caremark Rx                  1.2
   United Technologies          1.2

Country breakdowns are calculated as a percentage of total investments. Sector breakdowns and portfolio holdings are calculated as a percentage of net assets.

(C) 2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 03/31/2004.

[SIDENOTE]

SUMMARY

- FOR THE FIVE-MONTH PERIOD THAT ENDED MARCH 31, 2004, THE FUND'S CLASS A SHARES RETURNED 8.83% WITHOUT SALES CHARGE.

- THE FUND'S RETURN WAS LOWER THAN THE RETURN OF ITS PRIMARY BENCHMARK, THE MSCI WORLD INDEX. IT ALSO TRAILED THE AVERAGE RETURN OF ITS PEER GROUP, THE MORNINGSTAR(R) WORLD STOCK CATEGORY.

- THE FUND'S RETURN WAS DRIVEN BY A MIX OF US AND OVERSEAS STOCKS LINKED TO AN IMPROVING ECONOMIC ENVIRONMENT. HOWEVER, IT GAVE UP SOME PERFORMANCE RELATIVE TO ITS BENCHMARKS BECAUSE IT WASN'T FULLY EXPOSED TO THE PERIOD'S TOP PERFORMERS--SPECULATIVE STOCKS IN THE UNITED STATES AND EMERGING MARKET STOCKS OVERSEAS.

[CHART]

CLASS A SHARES                   8.83%
MSCI WORLD INDEX                10.70%

                                    OBJECTIVE
        Seeks long-term growth by investing primarily in global equities

                                TOTAL NET ASSETS
                                 $105.4 million

MORNINGSTAR STYLE BOX

[GRAPHIC]

PERFORMANCE INFORMATION

                                                     COLUMBIA GLOBAL EQUITY FUND

VALUE OF A $10,000 INVESTMENT 04/01/94 - 03/31/04 ($)

[CHART]

                CLASS A SHARES       CLASS A SHARES
             WITHOUT SALES CHARGE   WITH SALES CHARGE   MSCI WORLD INDEX   S&P UTILITIES INDEX
 3/31/1994               $ 10,000             $ 9,425           $ 10,000              $ 10,000
 4/30/1994                 10,031               9,454             10,307                10,115
 5/31/1994                  9,833               9,268             10,331                 9,627
 6/30/1994                  9,725               9,166             10,300                 9,343
 7/31/1994                  9,958               9,385             10,493                 9,827
 8/31/1994                 10,025               9,449             10,807                 9,881
 9/30/1994                  9,816               9,251             10,521                 9,671
10/31/1994                  9,902               9,333             10,817                 9,840
11/30/1994                  9,728               9,169             10,346                 9,869
12/31/1994                  9,731               9,171             10,443                 9,927
 1/31/1995                  9,943               9,371             10,283                10,575
 2/28/1995                 10,022               9,445             10,430                10,649
 3/31/1995                 10,044               9,466             10,931                10,471
 4/30/1995                 10,248               9,659             11,309                10,801
 5/31/1995                 10,599               9,990             11,403                11,579
 6/30/1995                 10,621              10,011             11,397                11,467
 7/31/1995                 10,779              10,160             11,965                11,452
 8/31/1995                 10,734              10,117             11,696                11,400
 9/30/1995                 10,973              10,342             12,034                12,138
10/31/1995                 10,926              10,298             11,841                12,314
11/30/1995                 11,137              10,497             12,250                12,452
12/31/1995                 11,488              10,828             12,605                13,176
 1/31/1996                 11,659              10,989             12,831                13,433
 2/29/1996                 11,601              10,934             12,906                13,017
 3/31/1996                 11,493              10,832             13,118                12,917
 4/30/1996                 11,697              11,024             13,424                12,656
 5/31/1996                 11,858              11,176             13,433                12,847
 6/30/1996                 11,889              11,205             13,499                13,551
 7/31/1996                 11,501              10,840             13,020                12,685
 8/31/1996                 11,792              11,114             13,167                12,969
 9/30/1996                 11,921              11,235             13,679                13,086
10/31/1996                 12,237              11,533             13,772                13,739
11/30/1996                 12,869              12,129             14,540                14,016
12/31/1996                 12,945              12,201             14,305                13,924
 1/31/1997                 13,383              12,613             14,475                13,998
 2/28/1997                 13,377              12,608             14,639                13,897
 3/31/1997                 13,266              12,504             14,346                13,447
 4/30/1997                 13,537              12,759             14,812                13,219
 5/31/1997                 14,108              13,297             15,723                13,805
 6/30/1997                 14,536              13,700             16,504                14,222
 7/31/1997                 14,934              14,075             17,262                14,532
 8/31/1997                 14,102              13,291             16,104                14,257
 9/30/1997                 14,909              14,052             16,977                14,865
10/31/1997                 14,366              13,540             16,080                15,006
11/30/1997                 15,155              14,283             16,362                16,134
12/31/1997                 15,853              14,942             16,558                17,356
 1/31/1998                 15,674              14,773             17,017                16,651
 2/28/1998                 16,471              15,524             18,165                17,215
 3/31/1998                 17,572              16,562             18,930                18,334
 4/30/1998                 17,525              16,517             19,112                17,911
 5/31/1998                 17,239              16,248             18,869                17,846
 6/30/1998                 17,565              16,555             19,314                18,528
 7/31/1998                 17,867              16,840             19,279                17,593
 8/31/1998                 15,450              14,562             16,706                18,004
 9/30/1998                 16,264              15,329             16,998                19,428
10/31/1998                 16,965              15,990             18,531                19,057
11/30/1998                 17,416              16,415             19,630                19,339
12/31/1998                 18,620              17,549             20,586                19,931
 1/31/1999                 19,298              18,188             21,035                19,058
 2/28/1999                 18,445              17,384             20,473                18,330
 3/31/1999                 18,338              17,283             21,323                18,040
 4/30/1999                 19,108              18,009             22,161                19,583
 5/31/1999                 19,570              18,445             21,348                20,819
 6/30/1999                 19,913              18,768             22,340                20,090
 7/31/1999                 19,437              18,319             22,271                19,843
 8/31/1999                 18,879              17,793             22,229                20,045
 9/30/1999                 18,832              17,749             22,011                19,081
10/31/1999                 20,071              18,917             23,151                19,358
11/30/1999                 20,846              19,647             23,799                17,921
12/31/1999                 23,622              22,264             25,722                18,099
 1/31/2000                 23,426              22,079             24,246                20,063
 2/29/2000                 24,185              22,795             24,309                18,825
 3/31/2000                 25,232              23,782             25,986                19,452
 4/30/2000                 23,020              21,696             24,884                20,965
 5/31/2000                 22,469              21,177             24,252                21,881
 6/30/2000                 23,427              22,080             25,065                20,579
 7/31/2000                 22,628              21,327             24,355                22,038
 8/31/2000                 23,664              22,303             25,144                25,055
 9/30/2000                 22,445              21,155             23,804                27,355
10/31/2000                 21,658              20,412             23,402                26,302
11/30/2000                 19,007              17,914             21,979                26,000
12/31/2000                 20,546              19,365             22,331                28,446
 1/31/2001                 21,031              19,822             22,762                25,681
 2/28/2001                 19,456              18,337             20,836                26,616
 3/31/2001                 18,170              17,125             19,463                26,438
 4/30/2001                 19,382              18,267             20,897                27,976
 5/31/2001                 18,806              17,725             20,626                27,084
 6/30/2001                 18,155              17,111             19,976                24,925
 7/31/2001                 17,685              16,668             19,708                23,776
 8/31/2001                 16,958              15,983             18,760                23,130
 9/30/2001                 15,670              14,769             17,106                20,451
10/31/2001                 15,699              14,797             17,432                20,378
11/30/2001                 15,852              14,940             18,461                19,283
12/31/2001                 15,988              15,069             18,575                19,787
 1/31/2002                 14,957              14,097             18,011                18,647
 2/28/2002                 14,442              13,612             17,852                18,237
 3/31/2002                 14,851              13,997             18,675                20,456
 4/30/2002                 14,563              13,725             18,007                20,076
 5/31/2002                 14,336              13,511             18,037                18,293
 6/30/2002                 13,715              12,926             16,941                16,994
 7/31/2002                 12,670              11,941             15,511                14,618
 8/31/2002                 12,746              12,013             15,537                15,166
 9/30/2002                 11,730              11,055             13,827                13,207
10/31/2002                 12,306              11,598             14,846                12,968
11/30/2002                 12,973              12,227             15,644                13,310
12/31/2002                 12,700              11,970             14,884                13,851
 1/31/2003                 12,427              11,713             14,430                13,427
 2/28/2003                 12,276              11,570             14,177                12,790
 3/31/2003                 12,276              11,570             14,131                13,417
 4/30/2003                 13,215              12,455             15,383                14,578
 5/31/2003                 13,897              13,098             16,258                16,100
 6/30/2003                 13,973              13,170             16,538                16,282
 7/31/2003                 14,367              13,541             16,872                15,218
 8/31/2003                 14,731              13,884             17,234                15,511
 9/30/2003                 14,564              13,727             17,338                16,201
10/31/2003                 15,444              14,556             18,364                16,372
11/30/2003                 15,656              14,755             18,641                16,389
12/31/2003                 16,504              15,555             19,810                17,489
 1/31/2004                 16,762              15,798             20,127                17,859
 2/29/2004                 16,897              15,926             20,463                18,209
 3/31/2004                 16,801              15,835             20,332                18,387

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of global stocks. The Standard & Poor's (S&P) Utilities Index is an unmanaged index that tracks the performance of domestic utility stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)

   SHARE CLASS                   A                  B                  C
-----------------------------------------------------------------------------------
   INCEPTION                 10/15/91           03/27/95            03/27/95
-----------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT   WITH     WITHOUT   WITH     WITHOUT    WITH
-----------------------------------------------------------------------------------
   5-MONTH (CUMULATIVE)      8.83     2.57      8.51     3.51      8.52     7.52
   1-YEAR                   36.91    29.04     35.91    30.91     35.79    34.79
   5-YEAR                   -1.73    -2.89     -2.50    -2.81     -2.52    -2.52
   10-YEAR                   5.33     4.70      4.60     4.60      4.59     4.59

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year--1%, thereafter--0% and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The fund initially commenced operations as the Liberty Financial Utilities Fund on October 15, 1991. Performance shown is based, in part, on the performance of the Liberty Financial Utilities Fund, which had a different expense structure than the fund.

Class B and C share (newer class shares) performance information includes returns for the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class B and C shares would have been lower.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 04/01/94 - 03/31/04 ($)

   SALES CHARGE:     WITHOUT        WITH
--------------------------------------------
   Class A            16,801       15,835
   Class B            15,679       15,679
   Class C            15,661       15,661

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

ECONOMIC UPDATE

                                                     COLUMBIA GLOBAL EQUITY FUND

The pace of economic growth picked up around the world during the five-month period from November 1, 2003 through March 31, 2004. In the US, GDP growth for the first quarter of 2004 was 4.2%. In general, Asian economies benefited as consumer and business spending increased. Exporting countries such as Hong Kong and Taiwan also benefited from a worldwide increase in demand for products manufactured in Asia. Growth in Japan was 7.0% in the fourth quarter of 2003, and the outlook is for solid growth in 2004.

STOCK MARKETS LIFTED BY FAVORABLE ECONOMIC NEWS

Equity market performance was stronger worldwide during the first half of this reporting period than in the second half. Lower than expected job growth in the US early in 2004 weighed on the world's stock markets because so many are linked to activity in the United States. Nevertheless, most major stock markets delivered solid returns for this reporting period. The S&P 500 Index returned 7.97%. The MSCI EAFE Index, a broad measure of performance in the major developed markets outside the United States, returned 14.99%. Japan's Nikkei 225 Index gained 10.95%.

In the United States and Europe, cyclical stocks led the markets at the beginning of the period, but defensive stocks were rewarded in the second half as investors looked beyond economically-sensitive sectors as the recovery matured. In Japan, export and manufacturing companies were solid performers.

The outlook for the global markets is clearly dependent on a sustainable economic revival. Estimates for 2004 range from low single-digit growth in Europe to high single-digit growth in China, Thailand and India. The fate of the U.S. economy is likely to affect prospects for the rest of the world.

EUROPE'S ECONOMIES ARE LACKLUSTER

European economies generally trailed most of the developed world, although growth in the UK was somewhat stronger than in the 12-nation euro zone, so called because the countries share the euro as a common currency. The euro zone is still struggling with relatively high unemployment, lackluster consumer spending and a strong euro, which generally makes European goods less competitive around the world. With disappointing GDP expectations for 2004, hopes have been rekindled that the European Central Bank (ECB) will cut interest rates. Yet, there is no tangible evidence that the ECB is leaning in that direction.

JAPAN ON THE MEND

After more than a decade of stagnation, the fundamentals underlying the Japanese economy are strong, corporate profits are increasing and the banking system is on the mend. A combination of export growth and higher consumer spending is expected to support the current recovery. Japan's recovery also depends, in part, on exports to other regional economies.

[SIDENOTE]

SUMMARY
FOR THE FIVE-MONTH PERIOD ENDED MARCH 31, 2004

- ECONOMIC DEMAND STRENGTHENED AROUND THE WORLD, WHICH TRANSLATED INTO GAINS FOR STOCK MARKETS IN DEVELOPED ECONOMIES. BOTH THE MSCI WORLD INDEX AND THE RUSSELL 3000 INDEX DELIVERED STRONG RETURNS FOR THE PERIOD.

[CHART]

MSCI INDEX              10.70%
RUSSELL INDEX            8.38%

- STOCK MARKETS IN EUROPE AND JAPAN BENEFITED FROM IMPROVED ECONOMIC ACTIVITY. BOTH THE MSCI EUROPE INDEX AND THE NIKKEI 225 INDEX GENERATED DOUBLE-DIGIT RETURNS DURING THE PERIOD.

[CHART]

MSCI INDEX              13.82%
NIKKEI INDEX            10.95%

The MSCI World Index is an unmanaged index that tracks the performance of global stocks.

The Russell 3000 Index is an unmanaged index that tracks the performance of the 3,000 largest US companies based on total market capitalizations.

The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe.

The Nikkei 225 Index is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

PORTFOLIO MANAGERS' REPORT

                                                     COLUMBIA GLOBAL EQUITY FUND

The Board of Trustees for Columbia Global Equity Fund has approved the change of the fund's fiscal year end from October 31 to March 31. As a result, this report covers the five-month period since the last annual report. The next report you receive will be for the six-month period ending September 30, 2004. For the five-month period ended March 31, 2004, Columbia Global Equity Fund class A shares returned 8.83% without sales charge. The fund trailed its benchmarks, the MSCI World Index, which returned 10.70%, and the S&P Utilities Index, which returned 12.32%. The fund also trailed the average return of the Morningstar(R) World Stock Category, which was 11.57% over the same period.(1) In the United States, high-quality, large cap growth stocks did not perform as well as more speculative issues. The fund's focus on these high-quality stocks was largely responsible for the performance shortfall relative to its benchmarks. Overseas, an underweight in emerging markets, particularly Mexico and Korea, also detracted from the fund's return. Emerging markets were among the period's best performers.

A FOCUS ON ECONOMIC GROWTH WAS THE PORTFOLIO'S MAIN THEME

We split the fund's investments approximately 50/50 between US and overseas stocks. In the US, we invested in two types of high-quality companies: 1) rapid growers that have the potential to outperform in the early stage of an economic upturn and 2) stable growth companies with histories of steady revenue and earnings growth. Many of these stocks performed well during the period, but they trailed the stocks of more speculative companies. The fund gave up a small amount of performance because of its emphasis on quality.

Within the two broad groups mentioned above, we found opportunities in a variety of sectors, including consumer discretionary and heath care. In the consumer discretionary sector, we focused on media companies, which have the potential to perform well as corporate advertising budgets increase, and we cut back on our exposure to retailers, which benefited from consumer spending early in the period.

We had a larger position in health care stocks than our benchmark, which aided performance. In health care, we focused on generic drug companies, HMOs and specialty pharmaceuticals.

In keeping with the fund's mandate, at least 25% of its assets are invested in utilities, which include telecommunications and semiconductors as well as traditional gas and electric utilities. Our investments in semiconductor stocks boosted total return early in the period, then pulled back. However, we continue to own semiconductors because we believe they have additional return potential.

In the energy sector, we sold oil service companies and moved into large integrated oil companies, such as Exxon Mobil, which added to total return. This strategy also reduced the fund's overall risk exposure because integrated oil companies are generally less sensitive to oil price fluctuations.

(1) 2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 03/31/04 ($)

   Class A                       11.09
   Class B                       10.71
   Class C                       10.70

HOLDINGS DISCUSSED IN THIS REPORT AS OF 03/31/04 (%)

   Exxon Mobil                     1.4

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

OVERSEAS, JAPAN WAS THE STRONGEST PERFORMER

Outside the United States, we added to our investments in Japan. There the best performance came mostly from sectors that have benefited from increased domestic consumption, such as banks, insurance and real estate companies. Our investments in retail stocks also performed well. However, big exporters lost ground because a strong yen made Japanese products more expensive abroad.

The fund's investments in European stocks did well as economic growth improved and corporate restructuring seemed to be paying off. The fund's largest commitment was to the United Kingdom. We also favored Eastern Europe, a region that has become economically stronger.

Recently, we reduced the fund's exposure to smaller Asian markets such as India in order to add to our Japanese portfolio. Strong performance from these emerging markets over the past year has reduced their fundamental attractiveness for the time being. We have retained a small commitment to Thailand which continues to benefit from robust economic growth and conservative stock valuations.

AN OPTIMISTIC OUTLOOK FOR STOCKS

Although global growth may slow in late 2004, we are optimistic about the prospects for both the US and international stock markets. We have positioned the fund for the possibility that Japan could be a leading performer among international markets. We are also encouraged by the expansion of the European Union and believe that a larger organization may create pressure on weaker European countries to reform their social and economic structures. Such a move could result in reinvigorated economies and could present more attractive investment opportunities in Europe.

               James McAlear has co-managed Columbia Global Equity Fund since March 2003 and has been with the advisor and its predecessors since 1992.

               /s/ James McAlear

               Sean Wilson, CFA, has co-managed the fund since October 2003 and has been with the advisor since June 2003.

               /s/ Sean Wilson

There are specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

The fund generally maintains a broader definition of utilities than many sector classifications. The fund's definition includes companies that manufacture, produce, generate, transmit, sell or distribute electricity, natural gas or other types of energy, water or other sanitary services. This definition also includes telecommunication companies, such as telephone, satellite, microwave and other communications media. The fund may also invest in companies engaged in the manufacture and production of equipment utilized in the energy and telecommunications industries.

[SIDENOTE]

WE HAVE POSITIONED THE FUND FOR THE POSSIBILITY THAT JAPAN COULD BE A LEADING PERFORMER AMONG INTERNATIONAL STOCK MARKETS.

FINANCIAL STATEMENTS

MARCH 31, 2004                                       COLUMBIA GLOBAL EQUITY FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO

MARCH 31, 2004                                       COLUMBIA GLOBAL EQUITY FUND

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 98.5%

CONSUMER DISCRETIONARY - 12.7%

                          AUTOMOBILES - 0.8%   Renault SA (a)                                            4,900          339,787
                                               Toyota Motor Corp.                                       14,800          550,645
                                                                                             Automobiles Total          890,432

        HOTELS, RESTAURANTS & LEISURE - 1.3%   Accor SA (a)                                              6,600          267,781
                                               Carnival Corp.                                            8,700          390,717
                                               Compass Group PLC                                        43,205          285,578
                                               Yum! Brands, Inc. (a)                                    11,300          429,287
                                                                                         Hotels, Restaurants &
                                                                                                 Leisure Total        1,373,363

                   HOUSEHOLD DURABLES - 2.2%   Koninklijke (Royal) Philips
                                                  Electronics N.V.                                      29,705          860,138
                                               Matsushita Electric Industrial
                                                  Co., Ltd.                                             52,000          801,803
                                               Sony Corp.                                               14,100          589,500
                                                                                      Household Durables Total        2,251,441

                                MEDIA - 5.1%   Comcast Corp., Class A (a)                               24,000          689,760
                                               Dentsu, Inc.                                                 64          195,157
                                               Dentsu, Inc. (a)                                             64          190,248
                                               Fox Entertainment Group, Inc.,
                                                  Class A (a)                                           19,200          520,321
                                               Liberty Media Corp., Class A (a)                         75,000          821,250
                                               News Corp., Ltd.                                         27,678          249,507
                                               Pearson PLC                                              36,076          411,396
                                               Reuters Group PLC                                        33,906          241,930
                                               United Business Media                                    21,223          193,693
                                               Viacom, Inc., Class B                                    41,000        1,607,610
                                               WPP Group PLC                                            23,872          242,297
                                                                                                   Media Total        5,363,169

                     MULTILINE RETAIL - 1.2%   Family Dollar Stores, Inc.                               17,000          611,150
                                               Seiyu Ltd. (a)                                           99,000          392,070
                                               Takashimaya Co., Ltd.                                    26,000          290,703
                                                                                        Multiline Retail Total        1,293,923

                     SPECIALTY RETAIL - 2.1%   Abercrombie & Fitch Co., Class A                         11,000          372,240
                                               Best Buy Co., Inc.                                       12,000          620,640
                                               Nitori Co., Ltd.                                          3,800          255,435
                                               Staples, Inc.                                            26,000          660,140
                                               USS Co., Ltd.                                             4,010          332,997
                                                                                        Specialty Retail Total        2,241,452
                                                                                                                 --------------
                                                                                                      CONSUMER
                                                                                           DISCRETIONARY TOTAL       13,413,780

CONSUMER STAPLES - 6.5%

                            BEVERAGES - 2.1%   Diageo PLC                                               18,955          247,783
                                               PepsiCo, Inc.                                            30,000        1,615,500
                                               Pernod Ricard SA                                          3,100          377,671
                                                                                               Beverages Total        2,240,954

             FOOD & STAPLES RETAILING - 0.8%   Casino Guichard-Perrachon SA                              2,571          246,940
                                               Costco Wholesale Corp. (a)                               11,100          416,916
                                               William Morrison Supermarkets                            52,033          240,079
                                                                                                Food & Staples
                                                                                               Retailing Total          903,935

                        FOOD PRODUCTS - 0.7%   Nestle SA, Registered Shares                              2,770          706,694
                                                                                           Food Products Total          706,694

                                              See notes to investment portfolio.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

CONSUMER STAPLES - (CONTINUED)

                   HOUSEHOLD PRODUCTS - 2.3%   Procter & Gamble Co.                                     15,000        1,573,200
                                               Reckitt Benckiser PLC                                    33,650          834,467
                                                                                      Household Products Total        2,407,667

                    PERSONAL PRODUCTS - 0.6%   Avon Products, Inc.                                       8,300          629,721
                                                                                       Personal Products Total          629,721
                                                                                                                 --------------
                                                                                        CONSUMER STAPLES TOTAL        6,888,971

FINANCIALS - 19.6%

                      CAPITAL MARKETS - 1.8%   Bank of New York Co., Inc.                                8,100          255,150
                                               E*Trade Financial Corp. (a)                              33,500          447,225
                                               Merrill Lynch & Co., Inc.                                20,600        1,226,936
                                                                                         Capital Markets Total        1,929,311

                     COMMERCIAL BANKS - 6.8%   Banco Santander Central Hispano SA                       55,000          598,994
                                               Barclays PLC                                             65,800          581,420
                                               Chinatrust Financial Holding
                                                  Co., Ltd.                                            129,000          154,643
                                               Credit Agricole SA                                       27,240          712,333
                                               Credit Suisse Group                                      20,060          695,576
                                               Fifth Third Bancorp                                       5,000          276,850
                                               Royal Bank of Scotland Group PLC                         28,040          857,165
                                               Societe Generale (a)                                      2,900          248,027
                                               SouthTrust Corp.                                          8,700          288,492
                                               Standard Chartered PLC                                   32,659          548,559
                                               UFJ Holdings, Inc.                                          140          888,718
                                               Wachovia Corp.                                           18,000          846,000
                                               Wells Fargo & Co.                                         9,400          532,698
                                                                                        Commercial Banks Total        7,229,475

                     CONSUMER FINANCE - 0.9%   MBNA Corp.                                               33,000          911,790
                                                                                        Consumer Finance Total          911,790

       DIVERSIFIED FINANCIAL SERVICES - 2.5%   Citigroup, Inc.                                          21,900        1,132,230
                                               ING Groep N.V.                                           38,100          838,319
                                               Nomura Holdings, Inc.                                    34,000          617,826
                                                                                         Diversified Financial
                                                                                                Services Total        2,588,375

                            INSURANCE - 5.1%   Aflac, Inc.                                              15,000          602,100
                                               Allianz AG, Registered Shares                             6,150          670,617
                                               Daido Life Insurance Co.                                     66          268,974
                                               Hartford Financial Services
                                                  Group, Inc.                                            9,600          611,520
                                               MetLife, Inc.                                            16,300          581,584
                                               Millea Holdings, Inc.                                        64          994,199
                                               Mitsui Sumitomo Insurance Co., Ltd.                      25,000          265,618
                                               Travelers Property Casualty Corp.,
                                                  Class A                                               26,100          447,615
                                               Willis Group Holdings Ltd.                                8,000          297,600
                                               XL Capital Ltd., Class A                                  9,200          699,568
                                                                                               Insurance Total        5,439,395

                          REAL ESTATE - 1.8%   Mitsubishi Estate Co., Ltd.                              79,000        1,068,888
                                               Sumitomo Realty & Development
                                                  Co., Ltd.                                             19,000          246,507
                                               Sun Hung Kai Properties Ltd.                             65,000          594,295
                                                                                             Real Estate Total        1,909,690

See notes to investment portfolio.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

FINANCIALS - (CONTINUED)

           THRIFTS & MORTGAGE FINANCE - 0.7%   Fannie Mae                                                9,500          706,325
                                                                                            Thrifts & Mortgage
                                                                                                 Finance Total          706,325
                                                                                                                 --------------
                                                                                              FINANCIALS TOTAL       20,714,361

HEALTH CARE - 9.0%

                        BIOTECHNOLOGY - 0.3%   Gilead Sciences, Inc. (a)                                 5,200          290,004
                                                                                           Biotechnology Total          290,004

     HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%   Medtronic, Inc.                                          17,000          811,750
                                               Smith & Nephew PLC                                       72,733          718,113
                                                                                       Health Care Equipment &
                                                                                                Supplies Total        1,529,863

     HEALTH CARE PROVIDERS & SERVICES - 2.1%   Anthem, Inc. (a)                                          9,600          870,144
                                               Caremark Rx, Inc. (a)                                    39,000        1,296,750
                                                                                       Health Care Providers &
                                                                                                Services Total        2,166,894

                      PHARMACEUTICALS - 5.2%   Allergan, Inc.                                            6,400          538,624
                                               AstraZeneca PLC                                           6,144          285,805
                                               Chugai Pharmaceutical Co., Ltd.                          37,200          590,720
                                               GlaxoSmithKline PLC                                      37,360          735,665
                                               Novartis AG, Registered Shares                           13,767          585,020
                                               Pfizer, Inc.                                             62,000        2,173,100
                                               Teva Pharmaceutical Industries
                                                  Ltd., ADR                                              4,500          285,345
                                               Watson Pharmaceuticals, Inc. (a)                          6,300          269,577
                                                                                         Pharmaceuticals Total        5,463,856
                                                                                                                 --------------
                                                                                             HEALTH CARE TOTAL        9,450,617

INDUSTRIALS - 10.4%

                  AEROSPACE & DEFENSE - 1.2%   United Technologies Corp.                                14,400        1,242,720
                                                                                                   Aerospace &
                                                                                                 Defense Total        1,242,720

              AIR FREIGHT & LOGISTICS - 0.6%   FedEx Corp.                                               8,300          623,828
                                                                                                 Air Freight &
                                                                                               Logistics Total          623,828

                    BUILDING PRODUCTS - 0.7%   Masco Corp.                                              15,600          474,864
                                               Wienerberger AG                                           7,500          249,196
                                                                                       Building Products Total          724,060

       COMMERCIAL SERVICES & SUPPLIES - 1.5%   Avery Dennison Corp.                                      9,100          566,111
                                               Capita Group PLC                                         49,456          284,495
                                               Cendant Corp.                                            18,100          441,459
                                               Randstad Holding N.V.                                    12,946          345,710
                                                                                         Commercial Services &
                                                                                                Supplies Total        1,637,775

           CONSTRUCTION & ENGINEERING - 0.6%   Shimizu Corp.                                            60,000          326,797
                                               Taisei Corp.                                             70,000          295,344
                                                                                                Construction &
                                                                                             Engineering Total          622,141

                 ELECTRICAL EQUIPMENT - 0.7%   Siemens AG                                                9,725          718,893
                                                                                                    Electrical
                                                                                               Equipment Total          718,893

             INDUSTRIAL CONGLOMERATES - 1.2%   General Electric Co.                                     26,400          805,728
                                               Smiths Group PLC                                         39,800          470,374
                                                                                                    Industrial
                                                                                           Conglomerates Total        1,276,102

                                              See notes to investment portfolio.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

INDUSTRIALS - (CONTINUED)

                            MACHINERY - 2.8%   Atlas Copco AB, Class B                                  15,800          515,422
                                               Federal Signal Corp.                                     15,000          297,750
                                               Ingersoll-Rand Co., Class A                               6,400          432,960
                                               Linde AG                                                 11,400          604,503
                                               PACCAR, Inc.                                             10,700          601,768
                                               Timken Co.                                               20,000          464,600
                                                                                               Machinery Total        2,917,003

                          ROAD & RAIL - 0.3%   Tokyu Corp.                                              49,000          306,353
                                                                                             Road & Rail Total          306,353

     TRADING COMPANIES & DISTRIBUTORS - 0.8%   Mitsubishi Corp.                                         39,000          459,989
                                               MSC Industrial Direct Co., Inc.,
                                                  Class A                                               13,800          413,310
                                                                                           Trading Companies &
                                                                                            Distributors Total          873,299
                                                                                                                 --------------
                                                                                             INDUSTRIALS TOTAL       10,942,174

INFORMATION TECHNOLOGY - 9.8%

             COMMUNICATIONS EQUIPMENT - 2.3%   Avaya, Inc. (a)                                          18,100          287,428
                                               Cisco Systems, Inc. (a)                                  49,500        1,164,240
                                               Nortel Networks Corp. (a)                               101,061          593,729
                                               Telefonaktiebolaget LM Ericsson,
                                                  Class B (a)                                          126,000          349,211
                                                                                                Communications
                                                                                               Equipment Total        2,394,608

              COMPUTERS & PERIPHERALS - 0.6%   Acer, Inc.                                               97,000          150,137
                                               Lexmark International, Inc. (a)                           5,100          469,200
                                                                                                   Computers &
                                                                                             Peripherals Total          619,337

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.4%   Agilent Technologies, Inc. (a)                            7,700          243,551
                                               Celestica, Inc. (a)                                      14,600          239,440
                                               Epcos AG (a)                                             11,164          253,336
                                               Hon Hai Precision Industry Co., Ltd.                     34,000          147,041
                                               Hoya Corp.                                                3,300          321,187
                                               Tech Data Corp. (a)                                       7,100          290,674
                                                                                        Electronic Equipment &
                                                                                             Instruments Total        1,495,229

                          IT SERVICES - 1.2%   Accenture Ltd., Class A (a)                              30,500          756,400
                                               Indra Sistemas SA                                        43,700          571,114
                                                                                             IT Services Total        1,327,514

                   OFFICE ELECTRONICS - 0.7%   Canon, Inc.                                              14,000          723,594
                                                                                      Office Electronics Total          723,594

              SEMICONDUCTORS & SEMICONDUCTOR   ARM Holdings PLC                                        229,910          504,437
                            EQUIPMENT - 0.5%                                                  Semiconductors &
                                                                                       Semiconductor Equipment
                                                                                                         Total          504,437

                             SOFTWARE - 3.1%   Dassault Systemes SA                                      5,688          236,588
                                               Microsoft Corp.                                          79,500        1,985,115
                                               Symantec Corp. (a)                                       12,900          597,270
                                               VERITAS Software Corp. (a)                               16,800          452,088
                                                                                                Software Total        3,271,061
                                                                                                                 --------------
                                                                                                   INFORMATION
                                                                                              TECHNOLOGY TOTAL       10,335,780

See notes to investment portfolio.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

MATERIALS - 2.7%

                            CHEMICALS - 0.7%   BASF AG (a)                                               4,755          241,843
                                               Syngenta AG                                               6,835          498,838
                                               Yara International ASA (a)                                3,400           24,689
                                                                                               Chemicals Total          765,370

               CONTAINERS & PACKAGING - 0.3%   Smurfit-Stone Container Corp. (a)                        16,100          283,199
                                                                                                  Containers &
                                                                                               Packaging Total          283,199

                      METALS & MINING - 0.8%   Alcoa, Inc.                                              16,000          555,040
                                               BHP Billiton Ltd.                                        32,049          300,683
                                                                                         Metals & Mining Total          855,723

              PAPER & FOREST PRODUCTS - 0.9%   Stora Enso Oyj, Class R                                  27,400          345,277
                                               Weyerhaeuser Co.                                          8,800          576,400
                                                                                                Paper & Forest
                                                                                                Products Total          921,677
                                                                                                                 --------------
                                                                                               MATERIALS TOTAL        2,825,969

UTILITIES - 27.8%

               DIVERSIFIED TELECOMMUNICATION   BellSouth Corp.                                          30,200          836,238
                             SERVICES - 4.7%   France Telecom SA (a)                                    20,200          517,546
                                               Portugal Telecom SGPS SA (a)                             24,925          279,122
                                               SBC Communications, Inc.                                 50,000        1,227,000
                                               Telecom Italia S.p.A.                                   160,920          504,969
                                               Telefonica SA                                            31,626          479,092
                                               Verizon Communications, Inc.                             30,000        1,096,200
                                                                                                   Diversified
                                                                                             Telecommunication
                                                                                                Services Total        4,940,167

                   ELECTRIC UTILITIES - 3.2%   Electricity Generating Public Co.,
                                                  Ltd., NVDR                                           141,700          241,914
                                               E.ON AG                                                   5,071          334,484
                                               Exelon Corp.                                             15,000        1,033,050
                                               Public Power Corp.                                       30,900          777,242
                                               Southern Co.                                             32,500          991,250
                                                                                      Electric Utilities Total        3,377,940

          ENERGY EQUIPMENT & SERVICES - 1.1%   Schlumberger Ltd.                                        19,100        1,219,535
                                                                                            Energy Equipment &
                                                                                                Services Total        1,219,535

                        GAS UTILITIES - 1.6%   Enagas SA                                                55,110          639,527
                                               Sempra Energy                                            32,500        1,033,500
                                                                                           Gas Utilities Total        1,673,027

  MULTI-UTILITIES & UNREGULATED POWER - 0.6%   National Grid Transco PLC                                79,329          628,930
                                                                                             Multi-Utilities &
                                                                                       Unregulated Power Total          628,930

                            OIL & GAS - 7.7%   BP PLC                                                  176,635        1,485,058
                                               ChevronTexaco Corp.                                      11,500        1,009,470
                                               ConocoPhillips                                           16,400        1,144,884
                                               EnCana Corp.                                             20,900          902,824
                                               ENI-Ente Nazionale Idvocaburi S.p.A.                     48,000          966,365
                                               Exxon Mobil Corp.                                        34,300        1,426,537
                                               Norsk Hydro ASA                                           3,400          214,170
                                               PTT Public Co., Ltd.                                     60,700          216,537
                                               Total SA, Class B (a)                                     3,950          726,214
                                                                                               Oil & Gas Total        8,092,059

                                              See notes to investment portfolio.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

UTILITIES - (CONTINUED)

              SEMICONDUCTORS & SEMICONDUCTOR   Altera Corp. (a)                                         10,800          220,860
                            EQUIPMENT - 6.5%   Applied Materials, Inc. (a)                              35,000          748,300
                                               ASML Holding N.V. (a)                                    24,600          451,367
                                               Marvell Technology Group Ltd. (a)                        17,000          765,850
                                               Maxim Integrated Products, Inc.                          25,900        1,219,631
                                               Samsung Electronics Co., Ltd.,
                                                  GDR (b)                                                5,000        1,237,500
                                               Taiwan Semiconductor Manufacturing
                                                  Co., Ltd., ADR (a)                                    94,103          982,435
                                               Texas Instruments, Inc.                                  40,800        1,192,176
                                                                                              Semiconductors &
                                                                                                 Semiconductor
                                                                                               Equipment Total        6,818,119

                      WATER UTILITIES - 0.6%   AWG PLC                                                  61,200          619,478
                                                                                         Water Utilities Total          619,478

  WIRELESS TELECOMMUNICATION SERVICES - 1.8%   NTT DoCoMo, Inc.                                            230          507,264
                                               Vodafone Group PLC                                      612,530        1,454,041
                                                                                                      Wireless
                                                                                             Telecommunication
                                                                                                Services Total        1,961,305
                                                                                                                 --------------
                                                                                               UTILITIES TOTAL       29,330,560
                                                                                                                 --------------
                                               TOTAL COMMON STOCKS (COST OF
                                                  $95,895,100)                                                      103,902,212

PREFERRED STOCK - 0.3%

               CONSUMER DISCRETIONARY - 0.3%

                                MEDIA - 0.3%   ProSiebenSat.1 Media AG (cost of
                                                  $263,459)                                             15,092          299,013

                                                                                                       PAR ($)
-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 1.1%

                                               Repurchase agreement with State
                                               Street Bank & Trust Co., dated
                                               03/31/04, due 04/01/04 at 0.960%
                                               collateralized by U.S. Treasury Bond
                                               and Notes with various maturities to
                                               02/15/31, market value $1,187,221
                                               (repurchase proceeds $1,152,031)
                                               (cost of $1,152,000)                                  1,152,000        1,152,000

                                               TOTAL INVESTMENTS - 99.9%
                                               (COST OF $97,310,559) (c)                                            105,353,225

                                               OTHER ASSETS & LIABILITIES,
                                                  NET - 0.1%                                                             65,314

                                               NET ASSETS - 100.0%                                                  105,418,539

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.

(b) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the value of this security amounted to $1,237,500, which represents 1.2% of net assets.

(c) Cost for both financial statement and federal income tax purposes is the same.

See notes to financial statements.

SUMMARY OF SECURITIES                       % OF TOTAL
BY COUNTRY (UNAUDITED)     VALUE ($)        INVESTMENTS
-------------------------------------------------------
United States              56,194,732          53.3%
United Kingdom             11,870,764          11.3
Japan                      11,480,537          10.9
Netherlands                 3,715,069           3.5
France                      3,672,887           3.5
Germany                     3,122,688           3.0
Switzerland                 2,486,128           2.4
Spain                       2,288,727           2.2
Canada                      1,735,993           1.6
Italy                       1,471,334           1.4
Taiwan                      1,434,256           1.4
South Korea                 1,237,500           1.2
Sweden                        864,633           0.8
Greece                        777,242           0.7
Hong Kong                     594,295           0.6
Australia                     550,190           0.5
Thailand                      458,451           0.4
Finland                       345,277           0.3
Israel                        285,345           0.3
Portugal                      279,122           0.3
Austria                       249,196           0.2
Norway                        238,859           0.2
                         ------------         -----
                          105,353,225         100.0%
                         ============         =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

      ACRONYM                      NAME
---------------------------------------------------------
        ADR              American Depositary Receipt
        GDR               Global Depositary Receipt
        NVDR             Non-Voting Depositary Receipt

                                              See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2004                                       COLUMBIA GLOBAL EQUITY FUND

                                                                                                                           ($)
------------------------------------------------------------------------------------------------------------------------------
                                  ASSETS     Investments, at cost                                                   97,310,559
                                                                                                              ----------------
                                             Investments, at value                                                 105,353,225
                                             Cash                                                                        1,666
                                             Foreign currency (cost of $601,072)                                       604,873
                                             Receivable for:
                                               Investments sold                                                        751,078
                                               Fund shares sold                                                          4,851
                                               Interest                                                                     31
                                               Dividends                                                               213,989
                                               Foreign tax reclaim                                                      58,303
                                             Deferred Trustees' compensation plan                                       13,107
                                                                                                              ----------------
                                                                                               Total Assets        107,001,123

                             LIABILITIES     Payable for:
                                               Investments purchased                                                 1,176,253
                                               Fund shares repurchased                                                 144,324
                                               Investment advisory fee                                                  38,854
                                               Administration fee                                                       23,918
                                               Transfer agent fee                                                       98,089
                                               Pricing and bookkeeping fees                                              2,887
                                               Trustees' fees                                                               53
                                               Audit fee                                                                29,430
                                               Custody fee                                                               3,797
                                               Distribution and service fees                                            31,863
                                             Deferred Trustees' fees                                                    13,107
                                             Foreign capital gains tax                                                   9,841
                                             Other liabilities                                                          10,168
                                                                                                              ----------------
                                                                                          Total Liabilities          1,582,584

                                                                                                 NET ASSETS        105,418,539

               COMPOSITION OF NET ASSETS     Paid-in capital                                                       116,465,757
                                             Accumulated net investment loss                                           (15,863)
                                             Accumulated net realized loss                                         (19,079,507)
                                             Net unrealized appreciation (depreciation) on:
                                               Investments                                                           8,042,666
                                               Foreign currency translations                                            15,327
                                               Foreign capital gains tax                                                (9,841)

                                                                                                 NET ASSETS        105,418,539

                                 CLASS A     Net assets                                                             84,392,686
                                             Shares outstanding                                                      7,609,901
                                             Net asset value per share                                                   11.09(a)
                                             Maximum offering price per share ($11.09/0.9425)                            11.77(b)

                                 CLASS B     Net assets                                                             19,896,370
                                             Shares outstanding                                                      1,857,539
                                             Net asset value and offering price per share                                10.71(a)

                                 CLASS C     Net assets                                                              1,129,483
                                             Shares outstanding                                                        105,573
                                             Net asset value and offering price per share                                10.70(a)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED MARCH 31, 2004 (a)              COLUMBIA GLOBAL EQUITY FUND

                                                                                                                           ($)
------------------------------------------------------------------------------------------------------------------------------
                       INVESTMENT INCOME     Dividends                                                                 569,643
                                             Interest                                                                    4,118
                                                                                                              ----------------
                                               Total Investment Income (net of foreign taxes
                                                 withheld of $33,734)                                                  573,761

                                EXPENSES     Investment advisory fee                                                   176,754
                                             Administration fee                                                        110,471
                                             Distribution fee:
                                               Class B                                                                  63,378
                                               Class C                                                                   3,374
                                             Service fee:
                                               Class A                                                                  88,221
                                               Class B                                                                  21,126
                                               Class C                                                                   1,124
                                             Transfer agent fee                                                        213,877
                                             Pricing and bookkeeping fees                                               16,690
                                             Trustees' fees                                                              3,956
                                             Custody fee                                                                23,284
                                             Non-recurring costs (See Note 8)                                              716
                                             Costs assumed by Investment Advisor (See Note 8)                             (716)
                                             Other expenses                                                             69,071
                                                                                                              ----------------
                                               Total Expenses                                                          791,326
                                             Custody earnings credit                                                      (149)
                                                                                                              ----------------
                                               Net Expenses                                                            791,177
                                                                                                              ----------------
                                             Net Investment Loss                                                      (217,416)

 NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS, FOREIGN CURRENCY AND
               FOREIGN CAPITAL GAINS TAX     Net realized gain (loss) on:
                                               Investments                                                           9,209,670
                                               Foreign currency transactions                                           (61,546)
                                               Net realized loss on the disposal of investments
                                                 in violation of restrictions and subsequently
                                                 reimbursed by Investment Advisor (See Note 6)                              --
                                                                                                              ----------------
                                                 Net realized gain                                                   9,148,124
                                             Net change in unrealized appreciation/depreciation on:
                                               Investments                                                                 114
                                               Foreign currency translations                                            13,822
                                               Foreign capital gains tax                                                (9,841)
                                                                                                              ----------------
                                                 Net change in unrealized appreciation/depreciation                      4,095
                                                                                                              ----------------
                                             Net Gain                                                                9,152,219
                                                                                                              ----------------
                                             Net Increase in Net Assets from Operations                              8,934,803

(a)  The Fund changed its fiscal year end from October 31 to March 31.

                                              See notes to financial statements.

FOR THE YEAR ENDED OCTOBER 31, 2003                  COLUMBIA GLOBAL EQUITY FUND

                                                                                                                           ($)
------------------------------------------------------------------------------------------------------------------------------
                       INVESTMENT INCOME     Dividends                                                               1,723,262
                                             Interest                                                                   30,441
                                                                                                              ----------------
                                               Total Investment Income (net of foreign taxes
                                                 withheld of $90,573)                                                1,753,703

                                EXPENSES     Investment advisory fee                                                   391,150
                                             Administration fee                                                        244,612
                                             Distribution fee:
                                               Class B                                                                 147,084
                                               Class C                                                                   6,953
                                             Service fee:
                                               Class A                                                                 193,266
                                               Class B                                                                  49,028
                                               Class C                                                                   2,318
                                             Transfer agent fee                                                        575,914
                                             Pricing and bookkeeping fees                                               35,332
                                             Trustees' fees                                                             10,652
                                             Custody fee                                                                48,756
                                             Other expenses                                                            100,667
                                                                                                              ----------------
                                               Total Expenses                                                        1,805,732
                                             Fees and expenses waived or reimbursed by Investment Advisor              (30,295)
                                             Custody earnings credit                                                      (226)
                                                                                                              ----------------
                                               Net Expenses                                                          1,775,211
                                                                                                              ----------------
                                             Net Investment Loss                                                       (21,508)

 NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS AND FOREIGN CURRENCY     Net realized loss on:
                                               Investments                                                            (586,253)
                                               Foreign currency transactions                                          (127,184)
                                                                                                              ----------------
                                                 Net realized loss                                                    (713,437)
                                             Net change in unrealized appreciation/depreciation on:
                                               Investments                                                          22,782,333
                                               Foreign currency translations                                            (2,156)
                                                                                                              ----------------
                                                 Net change in unrealized appreciation/depreciation                 22,780,177
                                                                                                              ----------------
                                             Net Gain                                                               22,066,740
                                                                                                              ----------------
                                             Net Increase in Net Assets from Operations                             22,045,232

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                     COLUMBIA GLOBAL EQUITY FUND

                                                                                  PERIOD ENDED          YEAR ENDED OCTOBER 31,
                                                                                    MARCH 31,   -----------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                2004 ($) (a)        2003 ($)           2002 ($)
-----------------------------------------------------------------------------------------------------------------------------------
                OPERATIONS     Net investment income (loss)                        (217,416)            (21,508)              4,009
                               Net realized gain (loss) on investments
                                 and foreign currency transactions                9,148,124            (713,437)        (27,188,829)
                               Net realized loss on the disposal of
                                 investments in violation of restrictions
                                 and subsequently reimbursed by
                                 Investment Advisor                                      --                  --                  --
                               Net change in unrealized
                                 appreciation/depreciation on
                                 investments, foreign currency
                                 translations and foreign
                                 capital gains tax                                    4,095          22,780,177          (4,290,936)
                                                                            -------------------------------------------------------
                                   Net Increase (Decrease) from
                                     Operations                                   8,934,803          22,045,232         (31,475,756)

        SHARE TRANSACTIONS     Class A:
                                 Subscriptions                                    1,241,879          12,175,735         124,485,406
                                 Redemptions                                     (6,393,224)        (26,573,456)       (148,922,569)
                                                                            -------------------------------------------------------
                                   Net Decrease                                  (5,151,345)        (14,397,721)        (24,437,163)
                               Class B:
                                 Subscriptions                                      776,834           1,954,807           3,678,735
                                 Redemptions                                     (2,636,968)         (6,477,502)        (14,572,284)
                                                                            -------------------------------------------------------
                                   Net Decrease                                  (1,860,134)         (4,522,695)        (10,893,549)
                               Class C:
                                 Subscriptions                                      100,196           1,047,800           1,086,544
                                 Redemptions                                        (73,996)         (1,282,852)         (1,432,820)
                                                                            -------------------------------------------------------
                                   Net Increase (Decrease)                           26,200            (235,052)           (346,276)
                               Net Decrease from Share Transactions              (6,985,279)        (19,155,468)        (35,676,988)
                                                                            -------------------------------------------------------
                               Total Increase (Decrease) in Net Assets            1,949,524           2,889,764         (67,152,744)

                NET ASSETS     Beginning of period                              103,469,015         100,579,251         167,731,995
                               End of period                                    105,418,539         103,469,015         100,579,251
                               Accumulated net investment loss
                                 at end of period                                   (15,863)            (16,818)            (16,128)

         CHANGES IN SHARES     Class A:
                                 Subscriptions                                      113,988           1,422,741          13,311,508
                                 Redemptions                                       (588,668)         (3,097,312)        (15,900,728)
                                                                            -------------------------------------------------------
                                   Net Decrease                                    (474,680)         (1,674,571)         (2,589,220)
                               Class B:
                                 Subscriptions                                       74,368             227,223             406,464
                                 Redemptions                                       (251,701)           (755,297)         (1,580,096)
                                                                            -------------------------------------------------------
                                   Net Decrease                                    (177,333)           (528,074)         (1,173,632)
                               Class C:
                                 Subscriptions                                        9,513             127,173             133,068
                                 Redemptions                                         (7,101)           (155,403)           (168,057)
                                                                            -------------------------------------------------------
                                   Net Increase (Decrease)                            2,412             (28,230)            (34,989)

(a)  The Fund changed its fiscal year end from October 31 to March 31.

                                              See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2004                                       COLUMBIA GLOBAL EQUITY FUND

NOTE 1. ORGANIZATION

Columbia Global Equity Fund (the "Fund"), a series of Columbia Funds Trust III (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks long-term growth by investing primarily in global equities.

FUND SHARES

The Fund may issue an unlimited number of shares and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months of the time of purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

On October 13, 2003, the Liberty Newport Global Equity Fund was renamed Columbia Global Equity Fund. Also on this date, the Liberty Funds Trust III was renamed Columbia Funds Trust III.

The fiscal year end of the Fund was changed from October 31 to March 31. Accordingly, the Fund's 2004 fiscal year ended on March 31, 2004.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities traded on NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

FOREIGN CAPITAL GAINS TAXES

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 30%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended March 31, 2004, permanent differences resulting primarily from differing treatments for net operating losses, foreign capital gains tax reclassifications and foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

        ACCUMULATED               ACCUMULATED
    NET INVESTMENT LOSS        NET REALIZED LOSS         PAID-IN CAPITAL
----------------------------------------------------------------------------
        $  218,371                 $  85,509               $  (303,880)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

      UNDISTRIBUTED           UNDISTRIBUTED
        ORDINARY                LONG-TERM               NET UNREALIZED
         INCOME               CAPITAL GAINS              APPRECIATION
----------------------------------------------------------------------------
         $  --                    $  --             $  8,048,152

Unrealized appreciation and depreciation at March 31, 2004, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of assets and liabilities resulting from changes in exchange rates, was:

    Unrealized appreciation                              $   12,389,704
    Unrealized depreciation                                  (4,347,038)
                                                         --------------
      Net unrealized appreciation                        $    8,042,666

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

               YEAR OF                 CAPITAL LOSS
             EXPIRATION                CARRYFORWARD
-----------------------------------------------------------------
                2007                   $  17,194,903
                2008                       1,298,350
                2010                         586,253
                                       $  19,079,506

Capital loss carryforwards of $9,233,633 were utilized and/or expired during the period ended March 31, 2004 for the Fund. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston was acquired by Bank of America Corporation ("BOA"). Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
-----------------------------------------------------------
         First $1 billion                  0.40%
          Over $1 billion                  0.35%

For the period July 1, 2003 through October 31, 2003, Columbia voluntarily waived its investment advisory fee by 0.09% annually of the Fund's average daily net assets.

For the period ended March 31, 2004 and the year ended October 31, 2003, the Fund's annualized effective investment advisory fee rates were 0.40% and 0.37%, respectively.

ADMINISTRATION FEE

Columbia provides accounting and other services to the Fund for a monthly administration fee at the annual rate of 0.25% of the Fund's average daily net assets.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the period ended March 31, 2004 and the year ended October 31, 2003, the Fund's annualized effective pricing and bookkeeping fee rates were 0.038% and 0.036%, respectively.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions. The Transfer Agent was also entitled to receive reimbursement for certain out-of-pocket expenses.

For the period ended March 31, 2004 and the year ended October 31, 2003, the Fund's annualized effective transfer agent fee rates, inclusive of out-of-pocket fees, were 0.48% and 0.59%, respectively.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), formerly Liberty Funds Distributor, Inc., an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. For the period ended March 31, 2004 and the year ended October 31, 2003, the Distributor has retained net underwriting discounts on sales of the Fund's Class A shares of $1,570 and $4,381, respectively. For the period ended March 31, 2004, the Distributor has received CDSC fees of $133, $14,507 and $75 on Class A, Class B and Class C share redemptions, respectively. For the year ended October 31, 2003, the Distributor has received CDSC fees of $7,094, $54,098 and $163 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

For the period ended March 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $59,417,432 and $67,481,085, respectively.

NOTE 6. OTHER

During the period ended March 31, 2004, the Fund held shares of Air Products and Chemical in violation of investment restrictions. A portion of this position was sold off at a loss of $7,176 and the Fund was reimbursed by Columbia.

NOTE 7. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. Prior to April 26, 2003, the Fund participated in a separate credit agreement with similar terms to its existing agreement. For the period ended March 31, 2004 and the year ended October 31, 2003, the Fund did not borrow under these arrangements.

NOTE 8. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

For the period ended March 31, 2004, Columbia has assumed $716 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 9. SUBSEQUENT EVENT

On April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by BOA. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

FINANCIAL HIGHLIGHTS

                                                     COLUMBIA GLOBAL EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                 PERIOD ENDED
                                    MARCH 31,                                       YEAR ENDED OCTOBER 31,
CLASS A SHARES                       2004 (a)              2003             2002           2001           2000              1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                $    10.19        $     8.12       $    10.36     $    16.51     $    16.85        $    14.92

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss) (b)        (0.02)             0.01             0.02           0.03           0.04              0.20(c)
Net realized and unrealized
gain (loss) on investments,
foreign currency and foreign
capital gains tax                        0.92              2.06            (2.26)         (4.04)          1.34              2.47
                                   ----------        ----------       ----------     ----------     ----------        ----------
Total from Investment
Operations                               0.90              2.07            (2.24)         (4.01)          1.38              2.67

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                 --                --               --             --          (0.01)            (0.16)
From net realized gains                    --                --               --          (2.12)         (1.71)            (0.58)
In excess of net realized gains            --                --               --          (0.02)            --                --
                                   ----------        ----------       ----------     ----------     ----------        ----------
Total Distributions Declared
to Shareholders                            --                --               --          (2.14)         (1.72)            (0.74)

NET ASSET VALUE, END OF PERIOD     $    11.09        $    10.19       $     8.12     $    10.36     $    16.51        $    16.85
Total return (d)                         8.83%(e)         25.49%(f)       (21.62)%       (27.50)%         7.89%            18.31%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                             1.64%(h)          1.66%            1.57%          1.39%          1.23%(i)          1.33%(c)
Net investment income (loss) (g)        (0.34)%(h)         0.13%            0.17%          0.26%          0.20%(i)          1.21%(c)
Waiver/reimbursement                       --              0.03%              --             --             --                --
Portfolio turnover rate                    57%(e)            95%              59%            84%            63%               43%
Net assets, end of
period (000's)                     $   84,393        $   82,366       $   79,227     $  127,953     $  169,701        $  174,521

(a) The Fund changed its fiscal year end from October 31 to March 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Per share amounts and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of LFC Utilities Trust prior to the termination of their master/feeder fund structure on February 26, 1999.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) During the year ended October 31, 2000, the Fund experienced a one-time reduction in its expenses of 0.04% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the accrual rate at which expenses were incurred throughout the year without the reduction.

                                 PERIOD ENDED
                                    MARCH 31,                                     YEAR ENDED OCTOBER 31,
CLASS B SHARES                       2004 (a)              2003             2002           2001           2000             1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                $     9.87        $     7.93       $    10.19     $    16.39     $    16.84        $    14.91

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss) (b)        (0.05)            (0.05)           (0.05)         (0.06)         (0.09)             0.07(c)
Net realized and unrealized
gain (loss) on investments,
foreign currency and foreign
capital gains tax                        0.89              1.99            (2.21)         (4.00)          1.33              2.48
                                   ----------        ----------       ----------     ----------     ----------        ----------
Total from Investment
Operations                               0.84              1.94            (2.26)         (4.06)          1.24              2.55

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                 --                --               --             --          (0.01)            (0.04)
From net realized gains                    --                --               --          (2.12)         (1.68)            (0.58)
In excess of net realized gains            --                --               --          (0.02)            --                --
                                   ----------        ----------       ----------     ----------     ----------        ----------
Total Distributions Declared
to Shareholders                            --                --               --          (2.14)         (1.69)            (0.62)

NET ASSET VALUE, END OF PERIOD     $    10.71        $     9.87       $     7.93     $    10.19     $    16.39        $    16.84
Total return (d)                         8.51%(e)         24.46%(f)       (22.18)%       (28.08)%         6.97%            17.50%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                             2.39%(h)          2.41%            2.32%          2.14%          1.98%(i)          2.08%(c)
Net investment income (loss) (g)        (1.09)%(h)        (0.62)%          (0.58)%        (0.49)%        (0.55)%(i)         0.46%(c)
Waiver/reimbursement                       --              0.03%              --             --             --                --
Portfolio turnover rate                    57%(e)            95%              59%            84%            63%               43%
Net assets, end of
period (000's)                     $   19,896        $   20,086       $   20,311     $   38,083     $   15,405        $    7,594

(a) The Fund changed its fiscal year end from October 31 to March 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Per share amounts and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of LFC Utilities Trust prior to the termination of their master/feeder fund structure on February 26, 1999.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Not annualized.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) During the year ended October 31, 2000, the Fund experienced a one-time reduction in its expenses of 0.04% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the accrual rate at which expenses were incurred throughout the year without the reduction.

                                 PERIOD ENDED
                                    MARCH 31,                                     YEAR ENDED OCTOBER 31,
CLASS C SHARES                       2004 (a)              2003             2002           2001           2000              1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                $     9.86        $     7.93       $    10.20     $    16.40     $    16.84        $    14.92

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss) (b)        (0.05)            (0.05)           (0.05)         (0.06)         (0.09)             0.07(c)
Net realized and unrealized
gain (loss) on investments,
foreign currency and foreign
capital gains tax                        0.89              1.98            (2.22)         (4.00)          1.34              2.47
                                   ----------        ----------       ----------     ----------     ----------        ----------
Total from Investment
Operations                               0.84              1.93            (2.27)         (4.06)          1.25              2.54

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net investment income                 --                --               --             --          (0.01)            (0.04)
From net realized gains                    --                --               --          (2.12)         (1.68)            (0.58)
In excess of net realized gains            --                --               --          (0.02)            --                --
                                   ----------        ----------       ----------     ----------     ----------        ----------
Total Distributions Declared
to Shareholders                            --                --               --          (2.14)         (1.69)            (0.62)

NET ASSET VALUE, END OF PERIOD     $    10.70        $     9.86       $     7.93     $    10.20     $    16.40        $    16.84
Total return (d)                         8.52%(e)         24.34%(f)       (22.25)%       (28.06)%         7.03%            17.42%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                             2.39%(h)          2.41%            2.32%          2.14%          1.98%(i)          2.08%(c)
Net investment income (loss) (g)        (1.09)%(h)        (0.62)%          (0.58)%        (0.49)%        (0.55)%(i)         0.46%(c)
Waiver/reimbursement                       --              0.03%              --             --             --                --
Portfolio turnover rate                    57%(e)            95%              59%            84%            63%               43%
Net assets, end of
period (000's)                     $    1,129        $    1,017       $    1,041     $    1,696     $    1,030        $    1,191

(a) The Fund changed its fiscal year end from October 31 to March 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Per share amounts and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of LFC Utilities Trust prior to the termination of their master/feeder fund structure on February 26, 1999.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Not annualized.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) During the year ended October 31, 2000, the Fund experienced a one-time reduction in its expenses of 0.04% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the accrual rate at which expenses were incurred throughout the year without the reduction.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                                     COLUMBIA GLOBAL EQUITY FUND

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST III AND THE SHAREHOLDERS OF COLUMBIA GLOBAL EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Equity Fund (the "Fund") (a series of Columbia Funds Trust III) at March 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
May 19, 2004

TRUSTEES
                                                     COLUMBIA GLOBAL EQUITY FUND

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 118 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)  FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 48)                    Executive Vice President-Strategy of United Airlines (airline) since December
P.O. Box 66100                                2002 (formerly President of UAL Loyalty Services (airline) from September 2001
Chicago, IL 60666                             to December 2002; Executive Vice President and Chief Financial Officer of United
Trustee (since 1996)                          Airlines from July 1999 to September 2001; Senior Vice President-Finance from
                                              March 1993 to July 1999). Oversees 118, Orbitz (online travel company)

JANET LANGFORD KELLY (age 46)                 Private Investor since March 2004 (formerly Chief Administrative Officer and
9534 W. Gull Lake Drive                       Senior Vice President, Kmart Holding Corporation (consumer goods) from September
Richland, MI 49083-8530                       2003 to March 2004; Executive Vice President-Corporate Development and
Trusttee (since 1996)                         Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003; Senior Vice President,
                                              Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to September 1999). Oversees
                                              118, None

RICHARD W. LOWRY (age 68)                     Private Investor since August 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                        Officer, U.S. Plywood Corporation (building products manufacturer). Oversees
Vero Beach, FL 32963                          120(3), None
Trustee (since 1995)

CHARLES R. NELSON (age 61)                    Professor of Economics, University of Washington, since January 1976; Ford and
Department of Economics                       Louisa Van Voorhis Professor of Political Economy, University of Washington,
University of Washington                      since September 1993; (formerly Director, Institute for Economic Research,
Seattle, WA 98195                             University of Washington from September 2001 to June 2003) Adjunct Professor of
Trustee (since 1981)                          Statistics, University of Washington, since September 1980; Associate Editor,
                                              Journal of Money Credit and Banking, since September 1993; consultant on econometric and statistical matters. Oversees 118, None

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)  FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

JOHN J. NEUHAUSER (age 61)                    Academic Vice President and Dean of Faculties since August 1999, Boston College
84 College Road                               (formerly Dean, Boston College School of Management from September 1977 to
Chestnut Hill, MA 02467-3838                  September 1999). Oversees 121(3),(4), Saucony, Inc. (athletic footwear)
Trustee (since 1985)

PATRICK J. SIMPSON (age 59)                   Partner, Perkins Coie L.L.P. (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

THOMAS E. STITZEL (age 68)                    Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                        College of Business, Boise State University); Chartered Financial Analyst.
Boise, ID 83706                               Oversees 118, None
Trustee (since 1998)

THOMAS C. THEOBALD (age 67)                   Managing Director, William Blair Capital Partners (private equity investing)
227 West Monroe Street,                       since September 1994. Oversees 118, Anixter International (network support
Suite 3500                                    equipment distributor), Jones Lang LaSalle (real estate management services),
Chicago, IL 60606                             MONY Group (life insurance) and Ventas, Inc (real estate investment trust)
Trustee and Chairman of the Board(5)
(since 1996)

ANNE-LEE VERVILLE (age 58)                    Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                        Corporation (computer and technology) from 1994 to 1997). Oversees 119(4),
Hopkinton, NH 03229                           Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer and
Trustee (since 1998)                          distributor of giftware and collectibles)

RICHARD L. WOOLWORTH (age 63)                 Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street #1500                  Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Portland, OR 97207                            BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young &
Trustee (since 1991)                          Company). Oversees 118, Northwest Natural Gas Co.(natural gas service provider)

INTERESTED TRUSTEES

WILLIAM E. MAYER(2) (age 64)                  Managing Partner, Park Avenue Equity Partners (private equity) since February
399 Park Avenue                               1999 (formerly Founding Partner, Development Capital LLC from November 1996 to
Suite 3204                                    February 1999). Oversees 120(3), Lee Enterprises (print media), WR Hambrecht +
New York, NY 10022                            Co. (financial service provider), First Health (healthcare), Reader's Digest
Trustee (since 1994)                          (publishing) and OPENFIELD Solutions(retail industry technology provider)

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
(3) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

OFFICERS

                                                     COLUMBIA GLOBAL EQUITY FUND

NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA
FUNDS, YEAR FIRST ELECTED OR APPOINTED TO OFFICE    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
VICKI L. BENJAMIN (age 42)                          Chief Accounting Officer of the Columbia Funds and Liberty All-Star Funds
One Financial Center                                since June 2001 (formerly Controller of the Columbia Funds and of the Liberty
Boston, MA 02111                                    All-Star Funds from May 2002 to May 2004); Controller and Chief Accounting
Chief Accounting Officer (since 2001)               Officer of the Galaxy Funds since September 2002 (formerly Vice President,
                                                    Corporate Audit, State Street Bank and Trust Company from May 1998 to April
                                                    2001).

MICHAEL CLARKE (age 34)                             Controller of the Columbia Funds and of the Liberty All-Star Funds since 2004
One Financial Center                                (formerly Assistant Treasurer from June 2002 to May 2004; Vice President,
Boston, MA 02111                                    Product Strategy & Development of Liberty Funds Group from February 2001 to
Controller (since 2004)                             June 2002; Assistant Treasurer of the Liberty Funds and of the Liberty
                                                    All-Star Funds from August 1999 to February 2001; Audit Manager at Deloitte &
                                                    Touche LLP from May 1997 to August 1999).

J. KEVIN CONNAUGHTON (age 39)                       President of the Columbia Funds since February 27, 2004; Treasurer of the
One Financial Center                                Columbia Funds and of the Liberty All-Star Funds since December 2000; Vice
Boston, MA 02111                                    President of the Advisor since April 2003 (formerly Chief Accounting Officer
Treasurer (since 2000) and                          and Controller of the Liberty Funds and Liberty All-Star Funds from February
President (since 2004)                              1998 to October 2000); Treasurer of the Galaxy Funds since September 2002;
                                                    Treasurer, Columbia Management Multi-Strategy Hedge Fund, LLC since December
                                                    2002 (formerly Vice President of Colonial from February 1998 to October
                                                    2000).

DAVID A. ROZENSON (age 49)                          Secretary of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                December 2003; Senior Counsel, FleetBoston Financial Corporation since
Boston, MA 02111                                    January 1996; Associate General Counsel, Columbia Management Group since
Secretary (since 2003)                              November 2002.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                     COLUMBIA GLOBAL EQUITY FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Global Equity Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

COLUMBIA FUNDS

                                                     COLUMBIA GLOBAL EQUITY FUND

                  LARGE GROWTH      Columbia Common Stock
                                    Columbia Growth
                                    Columbia Growth Stock
                                    Columbia Large Cap Growth
                                    Columbia Tax-Managed Growth
                                    Columbia Tax-Managed Growth II
                                    Columbia Young Investor

                   LARGE VALUE      Columbia Disciplined Value
                                    Columbia Growth & Income
                                    Columbia Large Cap Core
                                    Columbia Tax-Managed Value

                 MIDCAP GROWTH      Columbia Acorn Select
                                    Columbia Mid Cap Growth
                                    Columbia Tax-Managed Aggressive Growth

                  MIDCAP VALUE      Columbia Dividend Income
                                    Columbia Mid Cap
                                    Columbia Strategic Investor

                  SMALL GROWTH      Columbia Acorn
                                    Columbia Acorn USA
                                    Columbia Small Company Equity

                   SMALL VALUE      Columbia Small Cap
                                    Columbia Small-Cap Value

                      BALANCED      Columbia Asset Allocation
                                    Columbia Balanced
                                    Columbia Liberty Fund

                     SPECIALTY      Columbia Real Estate Equity
                                    Columbia Technology
                                    Columbia Utilities

          TAXABLE FIXED-INCOME      Columbia Contrarian Income
                                    Columbia Corporate Bond
                                    Columbia Federal Securities
                                    Columbia Fixed Income Securities
                                    Columbia High Yield
                                    Columbia High Yield Opportunities
                                    Columbia Income
                                    Columbia Intermediate Bond
                                    Columbia Intermediate Government Income
                                    Columbia Quality Plus Bond
                                    Columbia Short Term Bond
                                    Columbia Strategic Income

                 FLOATING RATE      Columbia Floating Rate
                                    Columbia Floating Rate Advantage

                    TAX EXEMPT      Columbia High Yield Municipal
                                    Columbia Intermediate Tax-Exempt Bond
                                    Columbia Managed Municipals
                                    Columbia National Municipal Bond
                                    Columbia Tax-Exempt
                                    Columbia Tax-Exempt Insured

       SINGLE STATE TAX EXEMPT      Columbia California Tax-Exempt
                                    Columbia Connecticut Intermediate Municipal Bond
                                    Columbia Connecticut Tax-Exempt
                                    Columbia Florida Intermediate Municipal Bond
                                    Columbia Massachusetts Intermediate Municipal Bond
                                    Columbia Massachusetts Tax-Exempt
                                    Columbia New Jersey Intermediate Municipal Bond
                                    Columbia New York Intermediate Municipal Bond
                                    Columbia New York Tax-Exempt
                                    Columbia Oregon Municipal Bond
                                    Columbia Pennsylvania Intermediate Municipal Bond
                                    Columbia Rhode Island Intermediate Municipal Bond

                  MONEY MARKET      Columbia Money Market
                                    Columbia Municipal Money Market

          INTERNATIONAL/GLOBAL      Columbia Acorn International
                                    Columbia Acorn International Select
                                    Columbia Europe
                                    Columbia Global Equity
                                    Columbia International Stock
                                    Columbia Newport Asia Pacific
                                    Columbia Newport Greater China
                                    Columbia Newport Tiger

                         Index      Columbia Large Company Index
                                    Columbia Small Company Index
                                    Columbia U.S. Treasury Index

Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.


For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


COLUMBIA GLOBAL EQUITY FUND ANNUAL REPORT, MARCH 31, 2004            PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20
[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP


(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                                733-02/625R-0304 (05/04) 04/1090

[GRAPHIC]

COLUMBIA CONTRARIAN

INCOME FUND

ANNUAL REPORT

MARCH 31, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Fund Profile                                                                   1

Performance Information                                                        2

Economic Update                                                                3

Portfolio Managers' Report                                                     4

Financial Statements                                                           6

   Investment Portfolio                                                        6

   Statement of Assets and Liabilities                                        16

   Statement of Operations                                                    17

   Statement of Changes in Net Assets                                         19

   Notes to Financial Statements                                              21

   Financial Highlights                                                       26

   Report of Independent Registered Public Accounting Firm                    30

   Unaudited Information                                                      31

   Trustees                                                                   32

   Officers                                                                   34

Important Information About This Report                                       35

Columbia Funds                                                                36

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

TO OUR FELLOW SHAREHOLDERS

                                                 COLUMBIA CONTRARIAN INCOME FUND

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you.

There are no immediate changes planned for fund names or customer service contacts. As always, we will provide you with updates at www.columbiafunds.com or through other communications, such as newsletters and shareholder reports.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement requires the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We want you to know that all of the members of your fund's Board of Trustees are independent of the fund's advisor and its affiliates. In addition, the board has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

- APPOINTED A CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH DEDICATED TO MONITORING PERFORMANCE OF INDIVIDUAL FUNDS.

- VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY SENIOR EXECUTIVES OF THE ADVISOR FOR INVESTMENT PERSONNEL AND BY A DESIGNATED COMMITTEE FOR THE BOARD).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,

/s/ Thomas C. Theobald              /s/ J. Kevin Connaughton

Thomas C. Theobald                  J. Kevin Connaughton
Chairman, Board of Trustees         President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

FUND PROFILE

                                                 COLUMBIA CONTRARIAN INCOME FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

QUALITY BREAKDOWN AS OF 03/31/04 (%)

   Treasury                             8.3
   Agency                              30.1
   Aaa                                  4.0
   Aa                                  17.1
   A                                   23.1
   Baa                                  8.1
   Ba                                   6.2
   B                                    2.9
   Caa                                  0.2

MATURITY BREAKDOWN AS OF 03/31/04 (%)

   Under 1 year                        26.7
   1-3 years                           19.9
   3-5 years                           23.0
   5-10 years                          30.2
   Over 10 years                        0.2

PORTFOLIO STRUCTURE AS OF 03/31/04 (%)

   Corporate bonds                     58.8
   Mortgage-backed securities          15.9
   CMO                                 15.3
   Government issues                    8.3
   Cash, net receivables & payables     1.7

Portfolio structure and maturity breakdowns are calculated as a percentage of net assets. Quality breakdown is calculated as a percentage of total investments.

(C) 2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 03/31/2004.

[SIDENOTE]

SUMMARY

- FOR THE FIVE-MONTH PERIOD ENDED MARCH 31, 2004, THE FUND'S CLASS A SHARES RETURNED 2.65% WITHOUT SALES CHARGE.

- THE FUND'S RETURN WAS LOWER THAN ITS BENCHMARK, THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX, AND ITS PEER GROUP, THE LIPPER CORPORATE DEBT FUNDS A-RATED CATEGORY.

- THE FUND'S DEFENSIVE POSTURE CONTRIBUTED TO ITS UNDERPERFORMANCE RELATIVE TO ITS BENCHMARK.

CLASS A SHARES                                  2.65%
LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX    4.37%

                                    OBJECTIVE

    To provide a high level of current income consistent with preservation of capital

                                TOTAL NET ASSETS

                                  $56.5 million

MORNINGSTAR STYLE BOX

[GRAPHIC]

PERFORMANCE INFORMATION

                                                 COLUMBIA CONTRARIAN INCOME FUND

[CHART]

VALUE OF $10,000 INVESTMENT 04/01/94 - 03/31/04 ($)

                     CLASS A SHARES        CLASS A SHARES      LEHMAN BROTHERS GOVERNMENT/CREDIT
                  WITHOUT SALES CHARGE    WITH SALES CHARGE                BOND INDEX
    4/1/94                    $ 10,000             $  9,525                             $ 10,000
   4/30/94                    $  9,865             $  9,396                             $  9,917
   5/31/94                    $  9,906             $  9,436                             $  9,899
   6/30/94                    $  9,929             $  9,458                             $  9,876
   7/31/94                    $ 10,105             $  9,625                             $ 10,074
   8/31/94                    $ 10,103             $  9,623                             $ 10,078
   9/30/94                    $  9,967             $  9,493                             $  9,926
  10/31/94                    $  9,980             $  9,505                             $  9,915
  11/30/94                    $  9,907             $  9,436                             $  9,897
  12/31/94                    $  9,899             $  9,429                             $  9,962
   1/31/95                    $ 10,063             $  9,585                             $ 10,154
   2/28/95                    $ 10,201             $  9,716                             $ 10,389
   3/31/95                    $ 10,235             $  9,748                             $ 10,459
   4/30/95                    $ 10,345             $  9,854                             $ 10,605
   5/31/95                    $ 10,557             $ 10,056                             $ 11,050
   6/30/95                    $ 10,687             $ 10,179                             $ 11,138
   7/31/95                    $ 10,722             $ 10,213                             $ 11,095
   8/31/95                    $ 10,834             $ 10,319                             $ 11,237
   9/30/95                    $ 10,978             $ 10,456                             $ 11,351
  10/31/95                    $ 11,169             $ 10,638                             $ 11,518
  11/30/95                    $ 11,380             $ 10,839                             $ 11,708
  12/31/95                    $ 11,579             $ 11,029                             $ 11,880
   1/31/96                    $ 11,617             $ 11,066                             $ 11,954
   2/29/96                    $ 11,303             $ 10,766                             $ 11,700
   3/31/96                    $ 11,263             $ 10,728                             $ 11,602
   4/30/96                    $ 11,157             $ 10,627                             $ 11,522
   5/31/96                    $ 11,130             $ 10,602                             $ 11,502
   6/30/96                    $ 11,248             $ 10,714                             $ 11,655
   7/31/96                    $ 11,269             $ 10,733                             $ 11,682
   8/31/96                    $ 11,282             $ 10,746                             $ 11,653
   9/30/96                    $ 11,472             $ 10,927                             $ 11,860
  10/31/96                    $ 11,722             $ 11,165                             $ 12,137
  11/30/96                    $ 11,949             $ 11,382                             $ 12,360
  12/31/96                    $ 11,812             $ 11,251                             $ 12,223
   1/31/97                    $ 11,821             $ 11,260                             $ 12,238
   2/28/97                    $ 11,829             $ 11,268                             $ 12,263
   3/31/97                    $ 11,634             $ 11,082                             $ 12,117
   4/30/97                    $ 11,839             $ 11,277                             $ 12,294
   5/31/97                    $ 11,934             $ 11,367                             $ 12,409
   6/30/97                    $ 12,102             $ 11,527                             $ 12,558
   7/31/97                    $ 12,609             $ 12,010                             $ 12,942
   8/31/97                    $ 12,396             $ 11,807                             $ 12,797
   9/30/97                    $ 12,630             $ 12,030                             $ 12,998
  10/31/97                    $ 12,926             $ 12,312                             $ 13,206
  11/30/97                    $ 13,024             $ 12,405                             $ 13,276
  12/31/97                    $ 13,180             $ 12,554                             $ 13,415
   1/31/98                    $ 13,394             $ 12,758                             $ 13,604
   2/28/98                    $ 13,336             $ 12,703                             $ 13,577
   3/31/98                    $ 13,388             $ 12,752                             $ 13,619
   4/30/98                    $ 13,415             $ 12,778                             $ 13,687
   5/31/98                    $ 13,610             $ 12,963                             $ 13,834
   6/30/98                    $ 13,762             $ 13,108                             $ 13,975
   7/31/98                    $ 13,781             $ 13,127                             $ 13,986
   8/31/98                    $ 14,089             $ 13,419                             $ 14,259
   9/30/98                    $ 14,504             $ 13,815                             $ 14,666
  10/31/98                    $ 14,374             $ 13,691                             $ 14,562
  11/30/98                    $ 14,415             $ 13,731                             $ 14,650
  12/31/98                    $ 14,466             $ 13,779                             $ 14,686
   1/31/99                    $ 14,589             $ 13,896                             $ 14,791
   2/28/99                    $ 14,383             $ 13,700                             $ 14,439
   3/31/99                    $ 14,487             $ 13,798                             $ 14,511
   4/30/99                    $ 14,517             $ 13,827                             $ 14,547
   5/31/99                    $ 14,407             $ 13,722                             $ 14,397
   6/30/99                    $ 14,365             $ 13,683                             $ 14,353
   7/31/99                    $ 14,296             $ 13,617                             $ 14,312
   8/31/99                    $ 14,277             $ 13,599                             $ 14,301
   9/30/99                    $ 14,447             $ 13,761                             $ 14,430
  10/31/99                    $ 14,434             $ 13,749                             $ 14,467
  11/30/99                    $ 14,449             $ 13,762                             $ 14,459
  12/31/99                    $ 14,368             $ 13,685                             $ 14,370
 1/31/2000                    $ 14,353             $ 13,672                             $ 14,366
 2/29/2000                    $ 14,527             $ 13,837                             $ 14,546
 3/31/2000                    $ 14,783             $ 14,081                             $ 14,756
 4/30/2000                    $ 14,672             $ 13,975                             $ 14,684
 5/31/2000                    $ 14,670             $ 13,974                             $ 14,671
 6/30/2000                    $ 14,965             $ 14,254                             $ 14,970
 7/31/2000                    $ 15,094             $ 14,377                             $ 15,129
 8/31/2000                    $ 15,313             $ 14,586                             $ 15,342
 9/30/2000                    $ 15,337             $ 14,609                             $ 15,401
10/31/2000                    $ 15,406             $ 14,675                             $ 15,498
11/30/2000                    $ 15,690             $ 14,945                             $ 15,763
12/31/2000                    $ 16,005             $ 15,245                             $ 16,073
 1/31/2001                    $ 16,176             $ 15,408                             $ 16,343
 2/28/2001                    $ 16,341             $ 15,565                             $ 16,511
 3/31/2001                    $ 16,436             $ 15,656                             $ 16,587
 4/30/2001                    $ 16,298             $ 15,524                             $ 16,463
 5/31/2001                    $ 16,372             $ 15,594                             $ 16,559
 6/30/2001                    $ 16,412             $ 15,633                             $ 16,638
 7/31/2001                    $ 16,782             $ 15,985                             $ 17,052
 8/31/2001                    $ 16,926             $ 16,122                             $ 17,271
 9/30/2001                    $ 17,194             $ 16,377                             $ 17,429
10/31/2001                    $ 17,448             $ 16,619                             $ 17,872
11/30/2001                    $ 17,237             $ 16,418                             $ 17,579
12/31/2001                    $ 17,137             $ 16,323                             $ 17,440
 1/31/2002                    $ 17,183             $ 16,367                             $ 17,567
 2/28/2002                    $ 17,312             $ 16,490                             $ 17,717
 3/31/2002                    $ 16,999             $ 16,191                             $ 17,357
 4/30/2002                    $ 17,310             $ 16,488                             $ 17,694
 5/31/2002                    $ 17,523             $ 16,690                             $ 17,857
 6/30/2002                    $ 17,686             $ 16,846                             $ 18,008
 7/31/2002                    $ 17,967             $ 17,113                             $ 18,225
 8/31/2002                    $ 18,161             $ 17,298                             $ 18,633
 9/30/2002                    $ 18,502             $ 17,623                             $ 19,033
10/31/2002                    $ 18,421             $ 17,546                             $ 18,851
11/30/2002                    $ 18,373             $ 17,500                             $ 18,862
12/31/2002                    $ 18,753             $ 17,863                             $ 19,362
 1/31/2003                    $ 18,718             $ 17,829                             $ 19,362
 2/28/2003                    $ 18,939             $ 18,039                             $ 19,706
 3/31/2003                    $ 18,956             $ 18,055                             $ 19,681
 4/30/2003                    $ 19,039             $ 18,135                             $ 19,891
 5/31/2003                    $ 19,344             $ 18,425                             $ 20,456
 6/30/2003                    $ 19,320             $ 18,403                             $ 20,375
 7/31/2003                    $ 18,953             $ 18,053                             $ 19,521
 8/31/2003                    $ 18,963             $ 18,062                             $ 19,650
 9/30/2003                    $ 19,353             $ 18,434                             $ 20,273
10/31/2003                    $ 19,206             $ 18,294                             $ 20,015
11/30/2003                    $ 19,226             $ 18,312                             $ 20,069
12/31/2003                    $ 19,354             $ 18,435                             $ 20,268
 1/31/2004                    $ 19,440             $ 18,516                             $ 20,452
 2/29/2004                    $ 19,589             $ 18,659                             $ 20,702
 3/31/2004                    $ 19,717             $ 18,780                             $ 20,894

All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of a selection of US government and investment grade US corporate bonds. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04

   SHARE CLASS                   A                  B                 C              Z
---------------------------------------------------------------------------------------------
   INCEPTION                  01/31/89           09/15/99          09/15/99       09/15/99
---------------------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT    WITH   WITHOUT   WITH     WITHOUT    WITH    WITHOUT
---------------------------------------------------------------------------------------------
   5-month (cumulative)      2.65    -2.22     2.30    -2.70      2.22     1.22       2.70
   1-year                    4.01    -0.93     3.19    -1.81      3.20     2.20       4.04
   5-year                    6.36     5.33     5.63     5.31      5.65     5.65       6.46
   10-year                   7.02     6.51     6.65     6.65      6.67     6.67       7.07

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year--1%, thereafter--0% and the class C contingent deferred sales charge of 1% for the first year only.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B, C and Z share (newer class shares) performance information includes returns for the fund's class A shares (the oldest existing fund class) for periods prior to its inception date. These class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been different.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 04/01/94 - 03/31/04 ($)

   SALES CHARGE:     WITHOUT         WITH
--------------------------------------------
   Class A            19,717       18,780
   Class B            19,046       19,046
   Class C            19,068       19,068
   Class Z            19,808          n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

ECONOMIC UPDATE

                                                 COLUMBIA CONTRARIAN INCOME FUND

The US economy moved ahead at a steady pace during the five-month period that began November 1, 2003 and ended March 31, 2004. Annualized GDP for the fourth quarter of 2003 was 4.1%--comfortably above the economy's long-term average growth rate of 3.0%. GDP growth for first quarter of 2004 was 4.2%.

Although job growth was slow to catch on, the economy showed signs of improvement on all fronts. Consumer spending rose as a sizeable package of tax cuts, implemented in 2003, gave disposable income a boost. Low interest rates fueled another round of mortgage refinancing late in the period, which further enhanced household income. Early in 2004, consumer confidence slipped as the labor market continued to cloud the outlook despite a pick-up in the number of new jobs added in March. Nevertheless, housing and retail sales showed steady gains throughout the period.

After two years of holding back, the business sector began to show signs of improvement late in 2003. Industrial production registered steady gains. Business spending on technology rose. And late in the period, spending on capital equipment also picked up.

BONDS DELIVERED SOLID GAINS

Despite concerns that a stronger economy would translate into higher interest rates--and lower bond prices--the US bond market continued to deliver respectable gains during the five-month period. The yield on the benchmark 10-year US Treasury bond declined approximately one-half a percentage point, from 4.3% to 3.8%. High-yield bonds were the top performers early in the period, but their performance slipped as the period wore on. Treasury bonds, which are more sensitive to changing interest rates, took the lead. The Merrill Lynch US High Yield, Cash Pay Index returned 6.04% for the five-month period covered by this report. The Lehman Brothers Aggregate Bond Index gained 3.95%. Money market fund yields remained below 1%, as the Federal Reserve Board kept short-term interest rates at their historical lows.

US STOCKS HEADED HIGHER

The US stock market snapped a three-year losing streak in 2003. However, it met resistance in the final months of the period as mixed economic and profit data and renewed fears about terrorism gave investors pause. The S&P 500 Index returned 7.97% for this five-month period. Small company stocks held up better than large company stocks, as evidenced by the 12.26% return of the Russell 2000 Index, a measure of the performance of 2,000 small company stocks.

[SIDENOTE]

SUMMARY
FOR THE FIVE-MONTH PERIOD ENDED MARCH 31, 2004

- A STRENGTHENING ECONOMY ACCOUNTED FOR CONTINUED GAINS FROM HIGH-YIELD BONDS, AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX. HOWEVER, DECLINING INTEREST RATES AND THE FED'S COMMITMENT TO HOLD THE LINE ON SHORT-TERM INTEREST RATES DROVE EVEN BETTER RETURNS FOR INVESTMENT GRADE BONDS, AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX.

MERRILL LYNCH INDEX     6.04%
LEHMAN INDEX            3.95%

- THE US STOCK MARKET DELIVERED A POSITIVE RETURN, BUT IT SLIPPED IN THE FINAL MONTHS OF THE PERIOD AS CONCERNS ABOUT JOB GROWTH, RENEWED TERRORIST ACTIVITY AND PROFIT COMPARISONS LATER THIS YEAR WEIGHED ON THE MARKETS. IN THIS ENVIRONMENT, SMALL CAP STOCKS HELD UP BETTER THAN LARGE CAP STOCKS.

S&P 500 INDEX         7.97%
RUSSELL 2000 INDEX   12.26%

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 2000 Index is an unmanaged index that tracks the performance of 2,000 small US companies based on total market capitalizations.

PORTFOLIO MANAGERS' REPORT

                                                 COLUMBIA CONTRARIAN INCOME FUND

The Board of Trustees for Columbia Contrarian Income Fund has approved the change of the fund's fiscal year end from October 31 to March 31. As a result, this report covers the five-month period since the last annual report. The next report you receive will be for the six-month period ending September 30, 2004. For the five-month period ended March 31, 2004, Columbia Contrarian Income Fund class A shares returned 2.65% without sales charge. The fund trailed its benchmark, the Lehman Brothers Government/Credit Bond Index, which returned 4.37%. It also underperformed the average return of the Lipper Corporate Debt Funds A-rated Category, which was 3.98%.(1)

DURATION DECISION HAMPERED PERFORMANCE

We believe the fund's defensive posture accounted for its underperformance relative to its benchmark. We kept the fund's duration shorter than its benchmark because we expected inflationary pressures to build in a strengthening economy and we believed that interest rates would likely rise. (Duration is a measure of interest rate sensitivity--see sidebar.) However, interest rates fell during the period and we sacrificed one half of one percentage point in yield, as well as some return, because of our duration decision. The fund's average duration was approximately 3.2 years--one year below our benchmark's average of
4.2 years. Our average maturity was four years versus our benchmark's average of about seven years.

SHIFT AWAY FROM TREASURIES

During the five-month period, we took action that we believed would benefit the fund, given a moderate economic recovery, and these actions helped offset some of the forfeited yield and return that resulted from the fund's shorter duration. We reduced our exposure to Treasuries from 21.5% to 8.3%. Concurrently, we increased our positions in Collateralized Mortgage Obligations
(CMO) and Mortgage-Backed Securities (MBS) from approximately 10% to 30%, based on our favorable appraisal of these sectors. However, we were still underweight in CMOs and MBS compared to our benchmark. We also trimmed our position in corporate bonds from 66% to 59%. We remained overweight relative to our benchmark but lighter than we were at the beginning of the period. Because we believe that the yield advantage offered by corporate bonds is likely to continue to narrow relative to Treasury bonds, we plan to continue to cut back on the sector.

(1) Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 03/31/04 ($)

   Class A                       11.14
   Class B                       11.24
   Class C                       11.21
   Class Z                       11.02

DISTRIBUTIONS DECLARED PER SHARE 11/01/03 - 03/31/04 ($)

   Class A                        0.20
   Class B                        0.17
   Class C                        0.17
   Class Z                        0.21

ABOUT DURATION

Duration is a measure, expressed in years, of interest-rate sensitivity. It is similar to maturity, but because it takes into consideration the entire stream of future principal and interest payments and how long it will take to collect them, it is a more complex and more accurate measure of a fund's exposure to changing interest rates.

Because we are active duration managers, we tend to use duration as a tactical tool to anticipate or respond to interest rate changes. Because bond prices and interest rates move in opposite directions, we lower duration when we expect interest rates to rise and we raise duration when we expect interest rates to fall. This adjustment provides the potential to benefit performance. If we are wrong and interest rates rise after we lengthen duration, or fall after we shorten duration, fund performance could be hurt.

FLOATING-RATE NOTES REMAIN A KEY STRATEGIC COMPONENT

A key component to our overall defensive strategy has been our continued commitment to "floating rate" notes of major corporations. Floating rate notes are bonds with a variable interest rate, typically pegged to a key interest rate, such as LIBOR (London Interbank Offered Rate). A floating rate can give these securities a measure of protection when interest rates rise. Over the period, approximately 11% of the corporate bonds within the portfolio were invested in floating rate notes, and we will consider increasing our position going forward.

POSITIONED FOR RECOVERY

The economy continues to report figures associated with recovery and employment surveys point to an improvement in hiring. As a result, our bond strategy remains cautious. Manufacturing surveys and commodity indices point to higher prices, and we believe that inflationary pressures could move the Fed to raise interest rates sooner rather than later. If interest rates rise, we believe the fund's defensive positioning could benefit shareholders.

[PHOTO OF GARTH NISBET]

Garth Nisbet has co-managed Columbia Contrarian Income Fund since June 1995 and has been with the advisor and its predecessors since 1995.

/s/ Garth Nisbet

[PHOTO OF PAUL ROCHELEAU]

Paul Rocheleau has co-managed the fund since December 1998 and has been with the advisor and its predecessors since 1992.

/s/ Paul Rocheleau

An investment in the fund offers attractive income and total return opportunities but also involves certain risks. The value of an investment in the fund will fluctuate with changes in interest rates.

[SIDENOTE]

WE TOOK ACTION THAT WE BELIEVED WOULD BENEFIT THE FUND GIVEN A MODERATE ECONOMIC RECOVERY, AND THESE ACTIONS HELPED OFFSET SOME OF THE FORFEITED YIELD AND RETURN THAT RESULTED FROM THE FUND'S SHORTER DURATION.

INVESTMENT PORTFOLIO

MARCH 31, 2004                                   COLUMBIA CONTRARIAN INCOME FUND

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - 58.8%

CONSTRUCTION - 0.3%

BUILDING CONSTRUCTION - 0.3%

                                TOLL CORP.        8.250% 12/01/11                                        150,000       169,500

                                                                                     Building Construction Total       169,500
                                                                                                                     ---------
                                                                                              CONSTRUCTION TOTAL       169,500

FINANCE, INSURANCE & REAL ESTATE - 18.6%

DEPOSITORY INSTITUTIONS - 3.9%

                            BANK ONE CORP.        6.000% 08/01/08                                        200,000       225,504

                                  CITICORP        6.375% 11/15/08                                        100,000       113,210

                           CITIGROUP, INC.        1.235% 03/20/06 (a)                                    500,000       501,037
                                                  5.500% 08/09/06                                        100,000       107,803

                   J.P. MORGAN & CO., INC.        7.625% 09/15/04                                        100,000       102,470

                      MELLON FUNDING CORP.        6.400% 05/14/11                                        150,000       171,392

                           WELLS FARGO CO.        1.150% 03/24/05 (a)                                    500,000       499,705
                                                  5.125% 09/01/12                                        250,000       264,617

                     WELLS FARGO FINANCIAL        5.875% 08/15/08                                        150,000       167,533
                                                  6.125% 02/15/06                                         50,000        53,918

                                                                                   Depository Institutions Total     2,207,189

FINANCIAL SERVICES - 2.3%

                      BOEING CAPITAL CORP.        5.650% 05/16/06                                        250,000       267,467

                    HELLER FINANCIAL, INC.        6.375% 03/15/06                                        100,000       108,517

         INTERNATIONAL LEASE FINANCE CORP.        2.390% 01/13/05 (a)                                    900,000       908,271

                                                                                        Financial Services Total     1,284,255

HOLDING & OTHER INVESTMENT OFFICES - 0.7%

               ALLIANCE CAPITAL MANAGEMENT        5.625% 08/15/06                                        200,000       214,826

                    WASHINGTON MUTUAL BANK        6.875% 06/15/11                                        160,000       186,448

                                                                        Holding & Other Investment Offices Total       401,274

INSURANCE CARRIERS - 0.8%

                            ALLSTATE CORP.        5.375% 12/01/06                                        350,000       377,972

                    LINCOLN NATIONAL CORP.        6.500% 03/15/08                                        100,000       112,007

                                                                                        Insurance Carriers Total       489,979

NON-DEPOSITORY CREDIT INSTITUTIONS - 6.2%

                   AMERICAN EXPRESS CREDIT        1.210% 12/16/04 (a)                                  1,000,000     1,000,490

See notes to investment portfolio.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
  NOTES - (CONTINUED)

FINANCE, INSURANCE & REAL ESTATE - (CONTINUED)

NON-DEPOSITORY CREDIT INSTITUTIONS - (CONTINUED)

                      ARCH WESTERN FINANCE        6.750% 07/01/13 (b)                                    100,000       107,000

                     COUNTRYWIDE HOME LOAN        5.625% 05/15/07                                        300,000       327,732

                     FORD MOTOR CREDIT CO.        6.875% 02/01/06                                        150,000       159,696

           GENERAL MOTORS ACCEPTANCE CORP.        6.850% 06/17/04                                        300,000       303,267

                   HOUSEHOLD FINANCE CORP.        6.400% 06/17/08                                        250,000       281,458
                                                  7.200% 07/15/06                                        100,000       111,059

                                 SLM Corp.        1.320% 01/25/06 (a)                                  1,000,000     1,002,919

                 TOYOTA MOTOR CREDIT CORP.        5.650% 01/15/07                                        200,000       218,678

                                                                        Non-Depository Credit Institutions Total     3,512,299

REAL ESTATE - 0.1%

                     iSTAR FINANCIAL, INC.        8.750% 08/15/08                                         34,000        38,548

                                                                                               Real Estate Total        38,548

SECURITY BROKERS & DEALERS - 4.6%

              BEAR STEARNS COMPANIES, INC.        5.700% 01/15/07                                        240,000       260,837
                                                  6.875% 10/01/05                                        100,000       107,420

      CREDIT SUISSE FIRST BOSTON USA, INC.        1.620% 02/15/07 (a)                                    750,000       752,138

                 GOLDMAN SACHS GROUP, INC.        5.700% 09/01/12                                        400,000       433,016
                                                  6.875% 01/15/11                                        150,000       174,224
                                                  7.800% 01/28/10                                        150,000       182,171

                     LEHMAN BROTHERS, INC.        6.625% 02/15/08                                        350,000       395,577

                 MERRILL LYNCH & CO., INC.        6.560% 12/16/07                                        250,000       281,460

                                                                                Security Brokers & Dealers Total     2,586,843
                                                                                                                    ----------
                                                                          FINANCE, INSURANCE & REAL ESTATE TOTAL    10,520,387

MANUFACTURING - 17.5%

CHEMICALS & ALLIED PRODUCTS - 2.6%

                       ABBOTT LABORATORIES        6.400% 12/01/06                                        600,000       664,698

                              AIRGAS, INC.        9.125% 10/01/11                                        150,000       170,250

            DUPONT (E.I.) DE NEMOURS & CO.        8.250% 09/15/06                                        100,000       114,820

                           ELI LILLY & CO.        5.500% 07/15/06                                        100,000       107,807
                                                  6.000% 03/15/12                                        325,000       367,708

                 EQUISTAR CHEMICAL FUNDING        10.625% 05/01/11                                        50,000        53,750

                                                                               Chemicals & Allied Products Total     1,479,033

                                              See notes to investment portfolio.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
  NOTES - (CONTINUED)

MANUFACTURING - (CONTINUED)

ELECTRONIC & ELECTRICAL EQUIPMENT - 2.1%

            GENERAL ELECTRIC CAPITAL CORP.        1.330% 02/03/06 (a)                                    600,000       600,228
                                                  4.250% 01/28/05                                        200,000       204,808
                                                  5.375% 04/23/04                                        150,000       150,329

                  L-3 COMMUNICATIONS CORP.        7.625% 06/15/12                                        200,000       220,000

                                                                         Electronic & Electrical Equipment Total     1,175,365

FABRICATED METAL - 1.1%

                               MASCO CORP.        5.875% 07/15/12                                        400,000       437,960
                                                  6.750% 03/15/06                                         75,000        81,748

                             SNAP-ON, INC.        6.625% 10/01/05                                         90,000        96,412

                                                                                          Fabricated Metal Total       616,120

FOOD & KINDRED PRODUCTS - 6.2%

                         CAMPBELL SOUP CO.        5.875% 10/01/08                                        250,000       278,035

                             COCA-COLA CO.        5.750% 03/15/11                                        100,000       111,553

               COCA-COLA ENTERPRISES, INC.        4.375% 09/15/09                                        500,000       524,270
                                                  5.375% 08/15/06                                        125,000       134,000

                             CONAGRA, INC.        6.000% 09/15/06                                        250,000       271,137

                        DIAGEO CAPITAL PLC        7.250% 11/01/09                                        100,000       119,364

                       GENERAL MILLS, INC.        5.125% 02/15/07                                        400,000       427,248

                         KRAFT FOODS, INC.        1.320% 11/26/04 (a)                                  1,000,000     1,000,990

             PEPSI BOTTLING HOLDINGS, INC.        5.625% 02/17/09 (b)                                    550,000       609,873

                                                                                   Food & Kindred Products Total     3,476,470

MACHINERY & COMPUTER EQUIPMENT - 1.0%

                               DEERE & CO.        6.950% 04/25/14                                        200,000       238,942

                 UNITED TECHNOLOGIES CORP.        4.875% 11/01/06                                        300,000       320,226

                              WABTEC CORP.        6.875% 07/31/13                                         25,000        26,750

                                                                            Machinery & Computer Equipment Total       585,918

MISCELLANEOUS MANUFACTURING - 2.2%

                   COOPER INDUSTRIES, INC.        6.375% 05/08/08                                         50,000        55,729

                              HASBRO, INC.        6.150% 07/15/08                                        250,000       267,500

                        INGERSOLL-RAND CO.        5.800% 06/01/04                                        150,000       150,300
                                                  6.250% 05/15/06                                        150,000       162,717

See notes to investment portfolio.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
  NOTES - (CONTINUED)

MANUFACTURING - (CONTINUED)

MISCELLANEOUS MANUFACTURING - (CONTINUED)

          MINNESOTA MINING & MANUFACTURING        4.150% 06/30/05                                        375,000       387,712
                                SCOTTS CO.        6.625% 11/15/13 (b)                                    190,000       199,500

                                                                               Miscellaneous Manufacturing Total     1,223,458

MOTOR VEHICLE TRANSPORTATION EQUIPMENT - 0.1%

                                LEAR CORP.        8.110% 05/15/09                                         75,000        89,062

                                                                          Motor Vehicle Transportation Equipment
                                                                                                           Total        89,062

PAPER PRODUCTS - 0.4%

                     STONE CONTAINER CORP.        9.750% 02/01/11                                        200,000       223,500

                                                                                            Paper Products Total       223,500

PRIMARY METAL - 0.9%

                               ALCOA, INC.        5.375% 01/15/13                                        175,000       187,847
                                                  7.375% 08/01/10                                        250,000       299,525

                                                                                             Primary Metal Total       487,372

PRINTING & PUBLISHING - 0.2%

                        DEX MEDIA EAST LLC        12.125% 11/15/12                                        75,000        87,562

                      HOUGHTON MIFFLIN CO.        9.875% 02/01/13                                         25,000        25,687

                                                                                     Printing & Publishing Total       113,249

RUBBER & PLASTICS - 0.7%

                                BALL CORP.        6.875% 12/15/12                                        175,000       189,219

                       ILLINOIS TOOL WORKS        6.875% 11/15/08                                        100,000       116,031

                     SILGAN HOLDINGS, INC.        6.750% 11/15/13                                         70,000        72,275

                                                                                         Rubber & Plastics Total       377,525
                                                                                                                     ---------
                                                                                             MANUFACTURING TOTAL     9,847,072

MINING & ENERGY - 4.7%

COAL MINING - 0.0%

                      PEABODY ENERGY CORP.        6.875% 03/15/13                                         25,000        27,062

                                                                                               Coal Mining Total        27,062
CRUDE PETROLEUM & NATURAL GAS - 0.7%

                  CONSOLIDATED NATURAL GAS        5.375% 11/01/06                                        350,000       375,403

                                                                             Crude Petroleum & Natural Gas Total       375,403
OIL & GAS FIELD SERVICES - 4.0%

                 CHEVRONTEXACO CAPITAL CO.        3.500% 09/17/07                                        500,000       515,860

                              CONOCO, INC.        5.900% 04/15/04                                        585,000       585,743

                                              See notes to investment portfolio.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
  NOTES - (CONTINUED)

MINING & ENERGY - (CONTINUED)

OIL & GAS FIELD SERVICES - (CONTINUED)

                       GRANT PRIDECO, INC.        9.625% 12/01/07                                        175,000       199,500

                 KEY ENERGY SERVICES, INC.        6.375% 05/01/13                                         75,000        76,125

                        MARATHON OIL CORP.        6.125% 03/15/12                                        300,000       331,650

               UNIVERSAL COMPRESSION, INC.        7.250% 05/15/10                                         25,000        26,875

                         VINTAGE PETROLEUM        7.875% 05/15/11                                         25,000        26,937
                                                  8.250% 05/01/12                                        125,000       138,125

                  WESTPORT RESOURCES CORP.        8.250% 11/01/11                                        200,000       222,500

                          XTO ENERGY, INC.        7.500% 04/15/12                                        125,000       148,308

                                                                                  Oil & Gas Field Services Total     2,271,623
                                                                                                                     ---------
                                                                                           MINING & ENERGY TOTAL     2,674,088

RETAIL TRADE - 6.2%

AUTO DEALERS & GAS STATIONS - 0.7%

                          AUTONATION, INC.        9.000% 08/01/08                                         25,000        29,188

          DAIMLERCHRYSLER NA HOLDING CORP.        7.300% 01/15/12                                        350,000       400,376

                                                                               Auto Dealers & Gas Stations Total       429,564

FOOD STORES - 1.0%

                                Kroger Co.        7.000% 05/01/18                                        100,000       115,319

                             SAFEWAY, INC.        5.800% 08/15/12                                        300,000       318,561
                                                  6.500% 11/15/08                                        100,000       111,850

                                                                                               Food Stores Total       545,730

GENERAL MERCHANDISE STORES - 1.3%

                              TARGET CORP.        5.500% 04/01/07                                        100,000       108,701
                                                  5.950% 05/15/06                                         50,000        54,129

                     WAL-MART STORES, INC.        5.450% 08/01/06                                        150,000       161,492
                                                  6.875% 08/10/09                                        250,000       291,725
                                                  8.000% 09/15/06                                        100,000       113,815

                                                                                General Merchandise Stores Total       729,862

MISCELLANEOUS RETAIL - 2.4%

                     COLGATE PALMOLIVE CO.        3.980% 04/29/05                                        300,000       308,139
                                                  5.340% 03/27/06                                        100,000       106,825

                CONSTELLATION BRANDS, INC.        8.125% 01/15/12                                         75,000        82,875

                      COTT BEVERAGES, INC.        8.000% 12/15/11                                         25,000        27,625

                              GILLETTE CO.        4.000% 06/30/05                                        400,000       412,628

See notes to investment portfolio.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
  NOTES - (CONTINUED)

RETAIL TRADE - (CONTINUED)

MISCELLANEOUS RETAIL - (CONTINUED)

                      PROCTER & GAMBLE CO.        4.000% 04/30/05                                        400,000       410,924

                                                                                      Miscellaneous Retail Total     1,349,016

RESTAURANTS - 0.8%

                          McDONALD'S CORP.        5.375% 04/30/07                                        300,000       324,840
                                                  6.000% 04/15/11                                        125,000       138,820

                                                                                               Restaurants Total       463,660
                                                                                                                     ---------
                                                                                              RETAIL TRADE TOTAL     3,517,832

SERVICES - 5.1%

AMUSEMENT & RECREATION - 1.0%

              HARRAH'S OPERATING CO., INC.        7.875% 12/15/05                                        100,000       108,000

                          MGM MIRAGE, INC.        6.000% 10/01/09                                         50,000        52,500
                                                  9.750% 06/01/07                                        200,000       232,000

                  PARK PLACE ENTERTAINMENT        9.375% 02/15/07                                        125,000       140,625

                SPEEDWAY MOTORSPORTS, INC.        6.750% 06/01/13                                         25,000        26,500

                                                                                    Amusement & Recreation Total       559,625

AUTO REPAIR SERVICES & PARKING - 0.1%

                               HERTZ CORP.        6.625% 05/15/08                                         50,000        53,113

                                                                            Auto Repair Services & Parking Total        53,113

BUSINESS SERVICES - 1.3%

                       IRON MOUNTAIN, INC.        8.625% 04/01/13                                        200,000       218,000

                  JOHN DEERE CAPITAL CORP.        5.125% 10/19/06                                         75,000        80,377
                                                  5.875% 04/06/06                                        150,000       160,740

                         LAMAR MEDIA CORP.        7.250% 01/01/13                                        200,000       217,000

         R.H. DONNELLY FINANCE CORP., INC.       10.875% 12/15/12                                         25,000        29,875
                                                 10.875% 12/15/12 (b)                                     50,000        59,750

                                                                                         Business Services Total       765,742

HEALTH SERVICES - 2.1%

                   AMERISOURCEBERGEN CORP.        8.125% 09/01/08                                        125,000       139,375

                APOGENT TECHNOLOGIES, INC.        6.500% 05/15/13                                        150,000       159,375

                            OMNICARE, INC.        8.125% 03/15/11                                         25,000        27,875

                      SELECT MEDICAL CORP.        9.500% 06/15/09                                         25,000        27,562

                     TRIAD HOSPITALS, INC.        8.750% 05/01/09                                        200,000       218,500

                                              See notes to investment portfolio.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
  NOTES - (CONTINUED)

SERVICES - (CONTINUED)

HEALTH SERVICES - (CONTINUED)

                  UNITEDHEALTH GROUP, INC.        5.200% 01/17/07                                        250,000       268,685

                                     WYETH        5.500% 02/01/14                                        340,000       356,000

                                                                                           Health Services Total     1,197,372

HOTELS, CAMPING & LODGING - 0.3%

                     EXTENDED STAY AMERICA        9.875% 06/15/11                                        125,000       147,812

                 STARWOOD HOTELS & RESORTS        7.375% 05/01/07                                         25,000        27,188

                                                                                Hotels, Camping & Lodging Totals       175,000

MOTION PICTURES - 0.3%

                           WALT DISNEY CO.        4.875% 07/02/04                                        150,000       151,264

                                                                                           Motion Pictures Total       151,264
                                                                                                                     ---------
                                                                                                  SERVICES TOTAL     2,902,116

TRANSPORTATION, COMMUNICATIONS,

ELECTRIC, GAS & SANITARY SERVICES - 5.5%

BROADCASTING - 0.4%

                                 CBS CORP.        7.150% 05/20/05                                         75,000        79,732

               SINCLAIR BROADCASTING GROUP        8.750% 12/15/11                                        100,000       110,000

                        USA NETWORKS, INC.        6.750% 11/15/05                                         50,000        53,736

                                                                                              Broadcasting Total       243,468

CABLE - 1.1%

        COMCAST CABLE COMMUNICATIONS, INC.        6.200% 11/15/08                                         50,000        55,398
                                                  6.875% 06/15/09                                        100,000       113,956

                          DIRECTV HOLDINGS        8.375% 03/15/13                                        125,000       142,812

                        ECHOSTAR DBS CORP.        5.750% 10/01/08 (b)                                    200,000       206,000

                        ROGERS CABLE, INC.        7.875% 05/01/12                                         75,000        86,383

                                                                                                     Cable Total       604,549

ELECTRIC SERVICES - 1.1%

                EXELON GENERATION CO., LLC        6.950% 06/15/11                                        200,000       231,696

                INDIANA MICHIGAN POWER CO.        6.450% 11/10/08                                         50,000        56,316

                        KENTUCKY POWER CO.        6.450% 11/10/08                                        100,000       112,432

                               PSE&G POWER        6.950% 06/01/12                                        175,000       200,275

                                                                                         Electric Services Total       600,719

See notes to investment portfolio.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
  NOTES - (CONTINUED)

TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
  GAS & SANITARY SERVICES - (CONTINUED)

MOTOR FREIGHT & WAREHOUSING - 0.2%

                        RYDER SYSTEM, INC.        6.500% 05/15/05                                        115,000       120,566

                                                                               Motor Freight & Warehousing Total       120,566

RAILROADS - 0.6%

        BURLINGTON NORTHERN SANTA FE CORP.        6.750% 07/15/11                                        150,000       173,367

                                 CSX CORP.        6.750% 03/15/11                                        100,000       114,322

                       UNION PACIFIC CORP.        6.790% 11/09/07                                         50,000        56,616

                                                                                                 Railroads Total       344,305

SANITARY SERVICES - 0.0%

          ALLIED WASTE NORTH AMERICA, INC.        7.875% 01/01/09                                         11,000        11,440

                                                                                         Sanitary Services Total        11,440

TELECOMMUNICATIONS - 2.1%

                      AT&T BROADBAND CORP.        8.375% 03/15/03                                         84,000       104,114

                           GTE SOUTH, INC.        6.000% 02/15/08                                        100,000       109,866

                     NEXTEL COMMUNICATIONS        9.500% 02/01/11                                        150,000       171,375

                              PACIFIC BELL        6.250% 03/01/05                                        100,000       104,300

                  SBC COMMUNICATIONS, INC.        5.875% 02/01/12                                        315,000       342,868

                              VIACOM, INC.        5.625% 08/15/12                                        325,000       351,904

                                                                                        Telecommunications Total     1,184,427
                                                                                                                    ----------
                                                                                 TRANSPORTATION, COMMUNICATIONS,
                                                                         ELECTRIC, GAS & SANITARY SERVICES TOTAL     3,109,474

WHOLESALE TRADE - 0.9%

NON-DURABLE GOODS - 0.9%

                               SYSCO CORP.        4.750% 07/30/05                                        350,000       364,644
                                                  7.000% 05/01/06                                        100,000       109,974

                                                                                         Non-Durable Goods Total       474,618
                                                                                                                    ----------
                                                                                           WHOLESALE TRADE TOTAL       474,618

                                                  TOTAL CORPORATE
                                                    FIXED-INCOME BONDS & NOTES
                                                  (COST OF $31,528,925)                                             33,215,087

                                              See notes to investment portfolio.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 38.4%

U.S. GOVERNMENT AGENCIES - 30.1%

          FEDERAL HOME LOAN MORTGAGE CORP.        4.000% 09/15/15                                      2,900,000     2,950,196
                                                  4.500% 08/01/18-08/15/28                             6,326,305     6,449,827
                                                  5.000% 06/15/26                                      1,400,000     1,452,976
                                                  7.000% 11/01/25-03/01/27                                23,701        25,187
                                                  7.500% 09/01/25                                          6,922         7,473
                                                  8.000% 06/01/26                                         10,188        11,095
                                                  9.000% 04/01/17                                         16,948        17,892
                                                  9.500% 10/01/16                                          3,299         3,689
                                                  To Be Announced,
                                                  5.000% 04/20/19 (c)                                  1,325,000     1,362,266

                                                                                      Federal Home Loan Mortgage
                                                                                                     Corp. Total    12,280,601

     FEDERAL NATIONAL MORTGAGE ASSOCIATION        4.000% 01/25/16                                      1,390,000     1,396,850
                                                  4.500% 11/25/14                                        440,000       451,245
                                                  5.000% 06/01/18                                      1,294,637     1,332,208
                                                  9.250% 09/01/16                                          8,619         9,599

                                                                                       Federal National Mortgage
                                                                                               Association Total     3,189,902

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION        5.000% 02/15/33-06/15/33                             1,221,086     1,231,295
                                                  6.500% 11/15/28                                        133,988       141,646
                                                  7.000% 10/15/27-06/15/28                               131,267       140,141

                                                                                    Government National Mortgage
                                                                                               Association Total     1,513,082
                                                                                                                    ----------
                                                                                  U.S. GOVERNMENT AGENCIES TOTAL    16,983,585

U.S. GOVERNMENT OBLIGATIONS - 8.3%

                       U.S. TREASURY NOTES        1.625% 01/31/05                                        150,000       150,650
                                                  2.000% 11/30/04                                      1,050,000     1,056,522
                                                  2.125% 08/31/04                                        335,000       336,557
                                                  2.250% 07/31/04                                      2,700,000     2,711,075
                                                  3.000% 02/15/09                                        450,000       454,887

                                                                                       U.S. Treasury Notes Total     4,709,691
                                                                                                                    ----------
                                                                               U.S. GOVERNMENT OBLIGATIONS TOTAL     4,709,691

                                                  TOTAL U.S. GOVERNMENT
                                                    AGENCIES & OBLIGATIONS
                                                  (COST OF $21,423,516)                                             21,693,276

See notes to investment portfolio.

                                                                                                         PAR ($)     VALUE ($)
------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 1.1%

 RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.        5.050% 05/25/32
                                                  (Cost of $574,964)                                     575,000       592,359

SHORT-TERM OBLIGATION - 3.0%

                                                  Repurchase agreement with State Street Bank &
                                                  Trust Co., dated 03/31/04, due 04/01/04 at
                                                  0.960%, collateralized by a U.S. Treasury
                                                  Note, maturing 05/15/08, market value of
                                                  $1,741,239 (repurchase proceeds $1,702,045)
                                                  (Cost of $1,702,000)                                 1,702,000     1,702,000

                                                  TOTAL INVESTMENTS - 101.3%
                                                  (COST OF $55,229,405) (d)                                         57,202,722

                                                  OTHER ASSETS & LIABILITIES, NET - (1.3%)                            (714,299)

                                                  NET ASSETS - 100.0%                                               56,488,423

    NOTES TO INVESTMENT PORTFOLIO:

(a) Floating rate note. Interest rate shown reflects rate in effect on March 31, 2004.

(b) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the value of these securities amounted to $1,182,123, which represents 2.1% of net assets.

(c) This security, or a portion thereof, has been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.

(d) Cost for federal income tax purposes is $55,321,294.

                                              See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2004                                   COLUMBIA CONTRARIAN INCOME FUND

                                                                                                                          ($)
-----------------------------------------------------------------------------------------------------------------------------
                                       ASSETS     Investments, at cost                                             55,229,405
                                                                                                                   ----------
                                                  Investments, at value                                            57,202,722
                                                  Cash                                                                    661
                                                  Receivable for:
                                                   Fund shares sold                                                   291,710
                                                   Interest                                                           499,793
                                                  Expense reimbursement due from Investment Advisor                    46,448
                                                  Deferred Trustees' compensation plan                                  3,957
                                                                                                                   ----------
                                                                                                Total Assets       58,045,291

                                  LIABILITIES     Payable for:
                                                   Investments purchased on a delayed delivery basis                1,358,930
                                                   Fund shares repurchased                                             64,447
                                                   Investment advisory fee                                             28,531
                                                   Transfer agent fee                                                  20,569
                                                   Pricing and bookkeeping fees                                         7,280
                                                   Trustees' fees                                                       1,853
                                                   Audit fee                                                           21,000
                                                   Custody fee                                                            915
                                                   Distribution and service fees                                       24,373
                                                  Deferred Trustees' fees                                               3,957
                                                  Other liabilities                                                    25,013
                                                                                                                   ----------
                                                                                           Total Liabilities        1,556,868

                                                                                                  NET ASSETS       56,488,423

                    COMPOSITION OF NET ASSETS     Paid-in capital                                                  54,242,934
                                                  Overdistributed net investment income                               (41,280)
                                                  Accumulated net realized gain                                       313,452
                                                  Net unrealized appreciation on investments                        1,973,317

                                                                                                  NET ASSETS       56,488,423

                                      CLASS A     Net assets                                                       39,840,045
                                                  Shares outstanding                                                3,576,400
                                                  Net asset value per share                                             11.14(a)
                                                  Maximum offering price per share ($11.14/0.9525)                      11.70(b)

                                      CLASS B     Net assets                                                       13,014,285
                                                  Shares outstanding                                                1,157,595
                                                  Net asset value and offering price per share                          11.24(a)

                                      CLASS C     Net assets                                                        3,584,013
                                                  Shares outstanding                                                  319,585
                                                  Net asset value and offering price per share                          11.21(a)

                                      CLASS Z     Net assets                                                           50,080
                                                  Shares outstanding                                                    4,545
                                                  Net asset value, offering and redemption price per share              11.02

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED MARCH 31, 2004(a)           COLUMBIA CONTRARIAN INCOME FUND

                                                                                                                          ($)
-----------------------------------------------------------------------------------------------------------------------------
                            INVESTMENT INCOME     Interest                                                            948,276

                                     EXPENSES     Investment advisory fee                                             143,107
                                                  Distribution fee:
                                                   Class B                                                             39,990
                                                   Class C                                                             10,784
                                                  Service fee:
                                                   Class A                                                             42,563
                                                   Class B                                                             13,330
                                                   Class C                                                              3,595
                                                  Transfer agent fee                                                   50,860
                                                  Pricing and bookkeeping fees                                         25,896
                                                  Trustees' fees                                                        4,703
                                                  Custody fee                                                           4,564
                                                  Registration fee                                                     32,356
                                                  Non-recurring costs (See Note 7)                                        384
                                                  Costs assumed by Investment Advisor (See Note 7)                       (384)
                                                  Other expenses                                                       34,042
                                                                                                                    ---------
                                                   Total Expenses                                                     405,790

                                                  Fees and expenses waived or reimbursed by Investment Advisor       (164,305)
                                                  Custody earnings credit                                                 (43)
                                                                                                                    ---------
                                                   Net Expenses                                                       241,442
                                                                                                                    ---------
                                                  Net Investment Income                                               706,834

          NET REALIZED AND UNREALIZED GAIN ON     Net realized gain on investments                                    322,313
                                  INVESTMENTS     Net change in unrealized appreciation/depreciation on
                                                   investments                                                        396,592
                                                                                                                    ---------
                                                  Net Gain                                                            718,905
                                                                                                                    ---------
                                                  Net Increase in Net Assets from Operations                        1,425,739

(a)  The Fund changed its fiscal year end from October 31 to March 31.

                                              See notes to financial statements.

FOR THE YEAR ENDED OCTOBER 31, 2003              COLUMBIA CONTRARIAN INCOME FUND

                                                                                                                          ($)
-----------------------------------------------------------------------------------------------------------------------------
                            INVESTMENT INCOME     Interest                                                          1,831,672

                                     EXPENSES     Investment advisory fee                                             385,317
                                                  Distribution fee:
                                                   Class B                                                            103,241
                                                   Class C                                                             27,771
                                                  Service fee:
                                                   Class A                                                             76,243
                                                   Class B                                                             34,414
                                                   Class C                                                              9,257
                                                  Transfer agent fee:
                                                   Class A                                                            125,113
                                                   Class B                                                             56,594
                                                   Class C                                                             15,213
                                                   Class I                                                                165
                                                   Class Z                                                                269
                                                  Pricing and bookkeeping fees                                         26,585
                                                  Trustees' fees                                                        7,056
                                                  Custody fee                                                           6,390
                                                  Registration fee                                                     62,778
                                                  Other expenses                                                       65,734
                                                                                                                    ---------
                                                   Total Expenses                                                   1,002,140

                                                  Fees and expenses waived or reimbursed by Investment
                                                   Advisor:
                                                   Class A                                                           (307,951)
                                                   Class B                                                           (138,956)
                                                   Class C                                                            (37,353)
                                                   Class I                                                             (1,188)
                                                   Class Z                                                               (660)
                                                  Custody earnings credit                                                 (52)
                                                                                                                    ---------
                                                   Net Expenses                                                       515,980
                                                                                                                    ---------
                                                  Net Investment Income                                             1,315,692

          NET REALIZED AND UNREALIZED GAIN ON     Net realized gain on investments                                    224,238
                                  INVESTMENTS     Net change in unrealized appreciation/depreciation on
                                                   investments                                                        340,193
                                                                                                                    ---------
                                                  Net Gain                                                            564,431
                                                                                                                    ---------
                                                  Net Increase in Net Assets from Operations                        1,880,123

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                 COLUMBIA CONTRARIAN INCOME FUND

                                                                                        PERIOD
                                                                                         ENDED                  YEAR ENDED
                                                                                       MARCH 31,                OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                    2004 ($) (a)      2003 ($)          2002 ($)
-----------------------------------------------------------------------------------------------------------------------------------
                    OPERATIONS     Net investment income                                  706,834        1,315,692        1,056,004
                                   Net realized gain on investments                       322,313          224,238           61,106
                                   Net change in unrealized appreciation/
                                    depreciation on investments                           396,592          340,193          607,962
                                                                                       --------------------------------------------
                                      Net Increase from Operations                      1,425,739        1,880,123        1,725,072

     DISTRIBUTIONS DECLARED TO     From net investment income:
                  SHAREHOLDERS      Class A                                              (589,462)        (929,266)        (680,651)
                                    Class B                                              (142,309)        (312,338)        (290,573)
                                    Class C                                               (38,452)         (84,157)        (104,261)
                                    Class I                                                (1,240)          (4,664)          (5,704)
                                    Class Z                                                  (818)          (2,064)             (83)
                                   From net realized gains:
                                    Class A                                              (152,416)          (6,721)        (145,161)
                                    Class B                                               (46,047)          (3,319)         (74,757)
                                    Class C                                               (12,526)            (932)         (29,009)
                                    Class I                                                  (503)             (35)          (1,357)
                                    Class Z                                                  (214)              (5)             (13)
                                                                                       --------------------------------------------
                                      Total Distributions Declared to Shareholders       (983,987)      (1,343,501)      (1,331,569)

            SHARE TRANSACTIONS     Class A:
                                    Subscriptions                                       6,713,934       32,141,749       17,932,501
                                    Distributions reinvested                              680,308          794,183          634,725
                                    Redemptions                                        (9,164,662)     (14,124,679)      (7,977,761)
                                                                                       --------------------------------------------
                                      Net Increase (Decrease)                          (1,770,420)      18,811,253       10,589,465
                                   Class B:
                                    Subscriptions                                       1,311,132        4,779,711        8,880,188
                                    Distributions reinvested                              149,002          248,261          300,293
                                    Redemptions                                        (1,586,062)      (4,514,869)      (2,797,239)
                                                                                       --------------------------------------------
                                      Net Increase (Decrease)                            (125,928)         513,103        6,383,242
                                   Class C:
                                    Subscriptions                                         607,298        1,153,298        2,957,685
                                    Distributions reinvested                               32,363           53,840           94,922
                                    Redemptions                                          (559,281)      (1,665,513)      (1,021,514)
                                                                                       --------------------------------------------
                                      Net Increase (Decrease)                              80,380         (458,375)       2,031,093
                                   Class I:
                                    Distributions reinvested                                1,743            4,699            7,061
                                    Redemptions                                          (137,235)               -                -
                                                                                       --------------------------------------------
                                      Net Increase (Decrease)                            (135,492)           4,699            7,061
                                   Class Z:
                                    Subscriptions                                          12,799          152,186            8,559
                                    Distributions reinvested                                1,032            2,069               96
                                    Redemptions                                           (20,528)        (106,853)               -
                                                                                       --------------------------------------------
                                      Net Increase (Decrease)                              (6,697)          47,402            8,655
                                   Net Increase (Decrease) from Share
                                    Transactions                                       (1,958,157)      18,918,082       19,019,516
                                                                                       --------------------------------------------
                                        Total Increase (Decrease) in Net Assets        (1,516,405)      19,454,704       19,413,019

(a)  The Fund changed its fiscal year end from October 31 to March 31.

                                              See notes to financial statements.

                                                                                        PERIOD
                                                                                         ENDED                  YEAR ENDED
                                                                                       MARCH 31,                OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                    2004 ($) (a)       2003 ($)         2002 ($)
-----------------------------------------------------------------------------------------------------------------------------------
                    NET ASSETS     Beginning of period                                 58,004,828       38,550,124       19,137,105
                                   End of period (including
                                    undistributed (overdistributed)
                                    net investment income of $(41,280),
                                    $16,410 and $19,740, respectively)                 56,488,423       58,004,828       38,550,124

             CHANGES IN SHARES     Class A:
                                    Subscriptions                                         606,434        2,914,606        1,669,891
                                    Issued for distributions reinvested                    61,426           71,912           59,886
                                    Redemptions                                          (827,407)      (1,277,568)        (739,793)
                                                                                       --------------------------------------------
                                      Net Increase (Decrease)                            (159,547)       1,708,950          989,984
                                   Class B:
                                    Subscriptions                                         117,001          429,119          821,768
                                    Issued for distributions reinvested                    13,333           22,291           28,092
                                    Redemptions                                          (141,781)        (404,924)        (260,070)
                                                                                       --------------------------------------------
                                      Net Increase (Decrease)                             (11,447)          46,486          589,790
                                   Class C:
                                    Subscriptions                                          54,349          103,655          274,326
                                    Issued for distributions reinvested                     2,904            4,850            8,894
                                    Redemptions                                           (50,099)        (149,812)         (94,922)
                                                                                       --------------------------------------------
                                      Net Increase (Decrease)                               7,154          (41,307)         188,298
                                   Class I:
                                    Issued for distributions reinvested                       159              429              672
                                    Redemptions                                           (12,522)               -                -
                                                                                       --------------------------------------------
                                      Net Increase (Decrease)                             (12,363)             429              672
                                   Class Z:
                                    Subscriptions                                           1,164           13,794              796
                                    Issued for distributions reinvested                        94              189               10
                                    Redemptions                                            (1,874)          (9,740)               -
                                                                                       --------------------------------------------
                                      Net Increase (Decrease)                                (616)           4,243              806

(a)  The Fund changed its fiscal year end from October 31 to March 31.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2004                                   COLUMBIA CONTRARIAN INCOME FUND

NOTE 1. ORGANIZATION

Columbia Contrarian Income Fund (the "Fund"), a series of Columbia Funds Trust III (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks the highest level of current income that is consistent with preservation of capital.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure. Effective January 30, 2004, the Class I shares of the Fund were liquidated.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months of the time of purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

On October 13, 2003, the Liberty Contrarian Income Fund was renamed Columbia Contrarian Income Fund. Also on this date, the Liberty Funds Trust III was renamed Columbia Funds Trust III.

The fiscal year end of the Fund was changed from October 31 to March 31. Accordingly, the Fund's 2004 fiscal year ended on March 31, 2004.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

DELAYED DELIVERY SECURITIES

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended March 31, 2004, permanent differences resulting primarily from differing treatments for paydown reclassifications, market discount reclassifications and discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

  OVERDISTRIBUTED          ACCUMULATED
   NET INVESTMENT         NET REALIZED            PAID-IN
       INCOME                 GAIN                CAPITAL
  -------------------------------------------------------
     $   7,757             $  (7,757)             $     -

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the period ended March 31, 2004 and the year ended October 31, 2003 was as follows:

                              MARCH 31, 2004       OCTOBER 31, 2003
-------------------------------------------------------------------
 Distributions paid from:
    Ordinary Income*            $    938,621           $  1,343,501

    Long-Term Capital Gains           45,366                      -

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED        UNDISTRIBUTED
     ORDINARY             LONG-TERM          NET UNREALIZED
      INCOME            CAPITAL GAINS         APPRECIATION*
   --------------------------------------------------------
    $  98,465            $  269,477             $ 1,881,428

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to discount amortization/premium amortization on debt securities.

Unrealized appreciation and depreciation at March 31, 2004, based on cost of investments for federal income tax purposes, was:

    Unrealized appreciation                    $  1,919,204
    Unrealized depreciation                         (37,776)
                                               ------------
     Net unrealized appreciation               $  1,881,428

Capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. As of March 31, 2004, the Fund had no capital loss carryforwards.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston was acquired by Bank of America Corporation ("BOA"). Columbia provides administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
      -----------------------------------------------
         First $500 million               0.60%
          Next $500 million               0.55%
           Over $1 billion                0.50%

Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee based on the Fund's average daily net assets as follows:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
      -----------------------------------------------
         First $100 million               0.80%
          Next $400 million               0.65%
          Over $500 million               0.55%

For the period ended March 31, 2004 and the year ended October 31, 2003, the Fund's annualized effective investment advisory fee rates were 0.60% and 0.80%, respectively.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the period ended March 31, 2004, and the year ended October 31, 2003, the Fund's annualized effective pricing and bookkeeping fee rates were 0.109% and 0.055%, respectively.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee at the annual rate of 0.06% of the Fund's Class A, Class B, Class C and Class Z share average daily net assets, and 0.0025% of the Class I share average daily net assets, plus flat-rate charges based on the number of shareholder accounts and transactions. Additionally, prior to November 1, 2003, Columbia voluntarily reimbursed the Fund for transfer agency fees so that Class A, Class B, Class C and Class Z transfer agent expenses did not exceed 0.17%. The Transfer Agent was also entitled to receive reimbursement for certain out-of-pocket expenses.

For the period ended March 31, 2004, the annualized effective transfer agent fee rate, inclusive of out-of-pocket fees, was 0.21% for each share class. For the year ended October 31, 2003, the effective transfer agent fee rates, inclusive of out-of-pocket fees, were 0.41%, 0.41%, 0.41%, 0.12% and 0.41% for Class A, Class B, Class C, Class I and Class Z shares, respectively.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), formerly Liberty Funds Distributor, Inc., an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. For the period ended March 31, 2004 and the year ended October 31, 2003, the Distributor has retained net underwriting discounts on sales of the Fund's Class A shares of $494 and $0, respectively. For the period ended March 31, 2004, the Distributor has received CDSC fees of $2,852, $16,707 and $282 on Class A, Class B and Class C share redemptions, respectively. For the year ended October 31, 2003, the Distributor has received CDSC fees of $66, $54,275 and $542 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS AND FEE REIMBURSEMENTS

Columbia has voluntarily agreed to waive fees and reimburse certain expenses to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 0.55% annually of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

Prior to November 1, 2003, Columbia voluntarily waived investment advisory fees and reimbursed the Fund for certain expenses so that total expenses (exclusive of transfer agency fees, service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.38% annually of the Fund's average daily net assets.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

For the period ended March 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $17,244,461 and $19,101,844, respectively, of which $14,905,412 and $11,789,902, respectively, were U.S. Government securities.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. Prior to April 26, 2003, the Fund participated in a separate credit agreement with similar terms to its existing agreement. For the period ended March 31, 2004 and the year ended October 31, 2003, the Fund did not borrow under these arrangements.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

For the period ended March 31, 2004, Columbia has assumed $384 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 8. SUBSEQUENT EVENT

On April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by BOA. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

FINANCIAL HIGHLIGHTS

                                                 COLUMBIA CONTRARIAN INCOME FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                        PERIOD ENDED
                                           MARCH 31,                                  YEAR ENDED OCTOBER 31,
CLASS A SHARES                              2004 (a)             2003          2002             2001          2000          1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $    11.05       $    10.93    $    10.92       $    10.15    $    10.11    $    10.88

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                       0.15             0.33          0.44(c)          0.54          0.60          0.58
Net realized and
unrealized gain
(loss) on investments                           0.14             0.13          0.14(c)          0.77          0.06         (0.53)
                                          ----------       ----------    ----------       ----------    ----------    ----------
Total from Investment Operations                0.29             0.46          0.58             1.31          0.66          0.05

LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                     (0.16)           (0.34)        (0.45)           (0.54)        (0.56)        (0.62)
From net realized gains                        (0.04)              --(d)      (0.12)              --         (0.06)        (0.20)
                                          ----------       ----------    ----------       ----------    ----------    ----------
Total Distributions
Declared to Shareholders                       (0.20)           (0.34)        (0.57)           (0.54)        (0.62)        (0.82)

NET ASSET VALUE, END OF PERIOD            $    11.14       $    11.05    $    10.93       $    10.92    $    10.15    $    10.11
Total return (e)(f)                             2.65%(g)         4.26%         5.59%           13.25%         6.75%         0.42%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                                    0.80%(i)         0.80%         0.80%            0.80%         0.80%         0.80%
Net investment income (h)                       3.18%(i)         2.99%         4.09%(c)         5.08%         5.97%         5.57%
Waiver/reimbursement                            0.69%(i)         1.01%         1.07%            1.57%         1.56%         2.24%
Portfolio turnover rate                           31%(g)           38%           94%             109%           34%          196%
Net assets, end of
period (000's)                            $   39,840       $   41,298    $   22,149       $   11,328    $    4,651    $    3,843

(a)  The Fund changed its fiscal year end from October 31 to March 31.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease the ratio of net investment income to average net assets from 4.20% to 4.09%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(d)  Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Annualized.

                                        PERIOD ENDED                                                                PERIOD ENDED
                                           MARCH 31,                           YEAR ENDED OCTOBER 31,                OCTOBER 31,
CLASS B SHARES                              2004 (a)             2003          2002             2001          2000      1999 (b)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $    11.15       $    11.02    $    11.01       $    10.26    $    10.13    $    10.17

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                       0.11             0.25          0.36(d)          0.46          0.52          0.02
Net realized and unrealized
gain on investments                             0.15             0.13          0.14(d)          0.75          0.10            --(e)
                                          ----------       ----------    ----------       ----------    ----------    ----------
Total from Investment Operations                0.26             0.38          0.50             1.21          0.62          0.02

LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                     (0.13)           (0.25)        (0.37)           (0.46)        (0.44)        (0.06)
From net realized gains                        (0.04)              --(e)      (0.12)              --         (0.05)           --
                                          ----------       ----------    ----------       ----------    ----------    ----------
Total Distributions Declared
to Shareholders                                (0.17)           (0.25)        (0.49)           (0.46)        (0.49)        (0.06)

NET ASSET VALUE, END OF PERIOD            $    11.24       $    11.15    $    11.02       $    11.01    $    10.26    $    10.13
Total return (f)(g)                             2.30%(h)         3.54%         4.75%           12.08%         6.32%         0.22%(h)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                                    1.55%(j)         1.55%         1.55%            1.55%         1.55%         1.55%(j)
Net investment income (i)                       2.43%(j)         2.25%         3.34%(d)         4.33%         5.22%         4.46%(j)
Waiver/reimbursement                            0.69%(j)         1.01%         1.07%            1.57%         1.56%         5.84%(j)
Portfolio turnover rate                           31%(h)           38%           94%             109%           34%          196%
Net assets, end of period (000's)         $   13,014       $   13,039    $   12,372       $    5,868    $      409    $       16

(a)  The Fund changed its fiscal year end from October 31 to March 31.

(b) Class B shares were initially offered on September 15, 1999. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease the ratio of net investment income to average net assets from 3.45% to 3.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(e)  Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)  Annualized.

                                        PERIOD ENDED                                                                PERIOD ENDED
                                           MARCH 31,                           YEAR ENDED OCTOBER 31,                OCTOBER 31,
CLASS C SHARES                              2004 (a)             2003          2002             2001          2000      1999 (b)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $    11.13       $    11.00    $    10.99       $    10.24    $    10.15    $    10.17

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                       0.11             0.25          0.36(d)          0.46          0.52          0.01
Net realized and unrealized
gain on investments                             0.14             0.13          0.14(d)          0.75          0.09          0.04
                                          ----------       ----------    ----------       ----------    ----------    ----------
Total from Investment Operations                0.25             0.38          0.50             1.21          0.61          0.05

LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                     (0.13)           (0.25)        (0.37)           (0.46)        (0.46)        (0.07)
From net realized gains                        (0.04)              --(e)      (0.12)              --         (0.06)           --
                                          ----------       ----------    ----------       ----------    ----------    ----------
Total Distributions
Declared to Shareholders                       (0.17)           (0.25)        (0.49)           (0.46)        (0.52)        (0.07)

NET ASSET VALUE, END OF PERIOD            $    11.21       $    11.13    $    11.00       $    10.99    $    10.24    $    10.15
Total return (f)(g)                             2.22%(h)         3.55%         4.77%           12.12%         6.18%         0.49%(h)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                                    1.55%(j)         1.55%         1.55%            1.55%         1.55%         1.55%(j)
Net investment income (i)                       2.43%(j)         2.25%         3.34%(d)         4.33%         5.22%         4.46%(j)
Waiver/reimbursement                            0.69%(j)         1.01%         1.07%            1.57%         1.56%         5.84%(j)
Portfolio turnover rate                           31%(h)           38%           94%             109%           34%          196%
Net assets, end of period (000's)         $    3,584       $    3,476    $    3,890       $    1,818    $      112    $        1

(a)  The Fund changed its fiscal year end from October 31 to March 31.

(b) Class C shares were initially offered on September 15, 1999. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease the ratio of net investment income to average net assets from 3.45% to 3.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(e)  Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)  Annualized.

                                        PERIOD ENDED                                                                PERIOD ENDED
                                           MARCH 31,                           YEAR ENDED OCTOBER 31,                OCTOBER 31,
CLASS Z SHARES                              2004 (a)             2003          2002             2001          2000      1999 (b)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $    10.94       $    10.84    $    10.84       $    10.12    $    10.11    $    10.17

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                       0.15             0.35          0.46(d)          0.59          0.62          0.01
Net realized and unrealized
gain on investments                             0.14             0.12          0.13(d)          0.70          0.05          0.04
                                          ----------       ----------    ----------       ----------    ----------    ----------
Total from Investment Operations                0.29             0.47          0.59             1.29          0.67          0.05

LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                     (0.17)           (0.37)        (0.47)           (0.57)        (0.61)        (0.11)
From net realized gains                        (0.04)              --(e)      (0.12)              --         (0.05)           --
                                          ----------       ----------    ----------       ----------    ----------    ----------
Total Distributions
Declared to Shareholders                       (0.21)           (0.37)        (0.59)           (0.57)        (0.66)        (0.11)

NET ASSET VALUE, END OF PERIOD            $    11.02       $    10.94    $    10.84       $    10.84    $    10.12    $    10.11
Total return (f)(g)                             2.70%(h)         4.37%         5.80%           13.08%         6.90%         0.53%(h)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                                    0.55%(j)         0.55%         0.55%            0.14%         0.55%         0.55%(j)
Net investment income (i)                       3.43%(j)         3.15%         4.34%(d)         5.74%         6.22%         5.46%(j)
Waiver/reimbursement                            0.69%(j)         1.01%         1.07%            1.98%         1.56%         5.84%(j)
Portfolio turnover rate                           31%(h)           38%           94%             109%           34%          196%
Net assets, end of period (000's)         $       50       $       56    $       10       $        1    $    3,693    $    4,246

(a)  The Fund changed its fiscal year end from October 31 to March 31.

(b) Class Z shares were initially offered on September 15, 1999. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease the ratio of net investment income to average net assets from 4.44% to 4.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)  Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                                 COLUMBIA CONTRARIAN INCOME FUND

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST III AND THE SHAREHOLDERS OF COLUMBIA CONTRARIAN INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Contrarian Income Fund (the "Fund") (a series of Columbia Funds Trust III) at March 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the five month period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of October 31, 2003 and for the five years in the period then ended were audited by other independent accountants whose report dated December 9, 2003 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
Boston, Massachusetts
May 19, 2004

UNAUDITED INFORMATION

                                                 COLUMBIA CONTRARIAN INCOME FUND

FEDERAL INCOME TAX INFORMATION

For the fiscal year ended March 31, 2004, the Fund designates long-term capital gains of $270,110.

CHANGE IN INDEPENDENT AUDITORS

On March 1, 2004, Ernst & Young LLP ("E&Y") resigned as the Fund's independent auditors. During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through March 1, 2004, there were no disagreements between the Fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective March 1, 2004, PricewaterhouseCoopers LLP was appointed as the independent auditors of the Fund for the fiscal year ended March 31, 2004.

TRUSTEES

                                                 COLUMBIA CONTRARIAN INCOME FUND

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 118 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA FUNDS
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)  COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 48)                    Executive Vice President-Strategy of United Airlines (airline) since December 2002
P.O. Box 66100                                (formerly President of UAL Loyalty Services (airline) from September 2001 to December
Chicago, IL 60666                             2002; Executive Vice President and Chief Financial Officer of United Airlines from
Trustee (since 1996)                          July 1999 to September 2001; Senior Vice President-Finance from March 1993 to July
                                              1999). Oversees 118, Orbitz (online travel company)

JANET LANGFORD KELLY (age 46)                 Private Investor since March 2004 (formerly Chief Administrative Officer and Senior
9534 W. Gull Lake Drive                       Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to
Richland, MI 49083-8530                       March 2004; Executive Vice President-Corporate Development and Administration, General
Trusttee (since 1996)                         Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to
                                              August 2003; Senior Vice President, Secretary and General Counsel, Sara Lee
                                              Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to
                                              September 1999). Oversees 118, None

RICHARD W. LOWRY (age 68)                     Private Investor since August 1987 (formerly Chairman and Chief Executive Officer,
10701 Charleston Drive                        U.S. Plywood Corporation (building products manufacturer). Oversees 120(3), None
Vero Beach, FL 32963
Trustee (since 1995)

CHARLES R. NELSON (age 61)                    Professor of Economics, University of Washington, since January 1976; Ford and Louisa
Department of Economics                       Van Voorhis Professor of Political Economy, University of Washington, since September
University of Washington                      1993; (formerly Director, Institute for Economic Research, University of Washington
Seattle, WA 98195                             from September 2001 to June 2003) Adjunct Professor of Statistics, University of
Trustee (since 1981)                          Washington, since September 1980; Associate Editor, Journal of Money Credit and
                                              Banking, since September 1993; consultant on econometric and statistical matters.
                                              Oversees 118, None

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA FUNDS
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)  COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

JOHN J. NEUHAUSER (age 61)                    Academic Vice President and Dean of Faculties since August 1999, Boston College
84 College Road                               (formerly Dean, Boston College School of Management from September 1977 to September
Chestnut Hill, MA 02467-3838                  1999). Oversees 121(3),(4), Saucony, Inc. (athletic footwear)
Trustee (since 1985)

PATRICK J. SIMPSON (age 59)                   Partner, Perkins Coie L.L.P. (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

THOMAS E. STITZEL (age 68)                    Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                        College of Business, Boise State University); Chartered Financial Analyst. Oversees
Boise, ID 83706                               118, None
Trustee (since 1998)

THOMAS C. THEOBALD (age 67)                   Managing Director, William Blair Capital Partners (private equity investing) since
227 West Monroe Street,                       September 1994. Oversees 118, Anixter International (network support equipment
Suite 3500                                    distributor), Jones Lang LaSalle (real estate management services), MONY Group (life
Chicago, IL 60606                             insurance) and Ventas, Inc (real estate investment trust)
Trustee and Chairman of the Board(5)
(since 1996)

ANNE-LEE VERVILLE (age 58)                    Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                        Corporation (computer and technology) from 1994 to 1997). Oversees 119(4), Chairman of
Hopkinton, NH 03229                           the Board of Directors, Enesco Group, Inc. (designer, importer and distributor of
Trustee (since 1998)                          giftware and collectibles)

RICHARD L. WOOLWORTH (age 63)                 Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street #1500                  Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Portland, OR 97207                            BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young & Company).
Trustee (since 1991)                          Oversees 118, Northwest Natural Gas Co. (natural gas service provider)

INTERESTED TRUSTEES

WILLIAM E. MAYER(2) (age 64)                  Managing Partner, Park Avenue Equity Partners (private equity) since February 1999
399 Park Avenue                               (formerly Founding Partner, Development Capital LLC from November 1996 to February
Suite 3204                                    1999). Oversees 120(3), Lee Enterprises (print media), WR Hambrecht + Co. (financial
New York, NY 10022                            service provider), First Health (healthcare), Reader's Digest (publishing) and
Trustee (since 1994)                          OPENFIELD Solutions (retail industry technology provider)

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

OFFICERS

                                                 COLUMBIA CONTRARIAN INCOME FUND

NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA
FUNDS, YEAR FIRST ELECTED OR APPOINTED TO OFFICE   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
VICKI L. BENJAMIN (age 42)                         Chief Accounting Officer of the Columbia Funds and Liberty All-Star Funds since
One Financial Center                               June 2001 (formerly Controller of the Columbia Funds and of the Liberty
Boston, MA 02111                                   All-Star Funds from May 2002 to May 2004); Controller and Chief Accounting
Chief Accounting Officer (since 2001)              Officer of the Galaxy Funds since September 2002 (formerly Vice President,
                                                   Corporate Audit, State Street Bank and Trust Company from May 1998 to April
                                                   2001).

MICHAEL CLARKE (age 34)                            Controller of the Columbia Funds and of the Liberty All-Star Funds since 2004
One Financial Center                               (formerly Assistant Treasurer from June 2002 to May 2004; Vice President,
Boston, MA 02111                                   Product Strategy & Development of Liberty Funds Group from February 2001 to
Controller (since 2004)                            June 2002; Assistant Treasurer of the Liberty Funds and of the Liberty All-Star
                                                   Funds from August 1999 to February 2001; Audit Manager at Deloitte & Touche LLP
                                                   from May 1997 to August 1999).

J. KEVIN CONNAUGHTON (age 39)                      President of the Columbia Funds since February 27, 2004; Treasurer of the
One Financial Center                               Columbia Funds and of the Liberty All-Star Funds since December 2000; Vice
Boston, MA 02111                                   President of the Advisor since April 2003 (formerly Chief Accounting Officer
Treasurer (since 2000) and                         and Controller of the Liberty Funds and Liberty All-Star Funds from February
President (since 2004)                             1998 to October 2000); Treasurer of the Galaxy Funds since September 2002;
                                                   Treasurer, Columbia Management Multi-Strategy Hedge Fund, LLC since December
                                                   2002 (formerly Vice President of Colonial from February 1998 to October 2000).

DAVID A. ROZENSON (age 49)                         Secretary of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                               December 2003; Senior Counsel, FleetBoston Financial Corporation since January
Boston, MA 02111                                   1996; Associate General Counsel, Columbia Management Group since November 2002.
Secretary (since 2003)

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                 COLUMBIA CONTRARIAN INCOME FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Contrarian Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

COLUMBIA FUNDS

                                                 COLUMBIA CONTRARIAN INCOME FUND

           LARGE GROWTH      Columbia Common Stock
                             Columbia Growth
                             Columbia Growth Stock
                             Columbia Large Cap Growth
                             Columbia Tax-Managed Growth
                             Columbia Tax-Managed Growth II
                             Columbia Young Investor

            LARGE VALUE      Columbia Disciplined Value
                             Columbia Growth & Income
                             Columbia Large Cap Core
                             Columbia Tax-Managed Value

          MIDCAP GROWTH      Columbia Acorn Select
                             Columbia Mid Cap Growth
                             Columbia Tax-Managed Aggressive Growth

           MIDCAP VALUE      Columbia Dividend Income
                             Columbia Mid Cap
                             Columbia Strategic Investor

           SMALL GROWTH      Columbia Acorn
                             Columbia Acorn USA
                             Columbia Small Company Equity

            SMALL VALUE      Columbia Small Cap
                             Columbia Small-Cap Value

               BALANCED      Columbia Asset Allocation
                             Columbia Balanced
                             Columbia Liberty Fund

              SPECIALTY      Columbia Real Estate Equity
                             Columbia Technology
                             Columbia Utilities

   TAXABLE FIXED-INCOME      Columbia Contrarian Income
                             Columbia Corporate Bond
                             Columbia Federal Securities
                             Columbia Fixed Income Securities
                             Columbia High Yield
                             Columbia High Yield Opportunities
                             Columbia Income
                             Columbia Intermediate Bond
                             Columbia Intermediate Government Income
                             Columbia Quality Plus Bond
                             Columbia Short Term Bond
                             Columbia Strategic Income

          FLOATING RATE      Columbia Floating Rate
                             Columbia Floating Rate Advantage

             TAX EXEMPT      Columbia High Yield Municipal
                             Columbia Intermediate Tax-Exempt Bond
                             Columbia Managed Municipals
                             Columbia National Municipal Bond
                             Columbia Tax-Exempt
                             Columbia Tax-Exempt Insured

SINGLE STATE TAX EXEMPT      Columbia California Tax-Exempt
                             Columbia Connecticut Intermediate Municipal Bond
                             Columbia Connecticut Tax-Exempt
                             Columbia Florida Intermediate Municipal Bond
                             Columbia Massachusetts Intermediate Municipal Bond
                             Columbia Massachusetts Tax-Exempt
                             Columbia New Jersey Intermediate Municipal Bond
                             Columbia New York Intermediate Municipal Bond
                             Columbia New York Tax-Exempt
                             Columbia Oregon Municipal Bond
                             Columbia Pennsylvania Intermediate Municipal Bond
                             Columbia Rhode Island Intermediate Municipal Bond

           MONEY MARKET      Columbia Money Market
                             Columbia Municipal Money Market

   INTERNATIONAL/GLOBAL      Columbia Acorn International
                             Columbia Acorn International Select
                             Columbia Europe
                             Columbia Global Equity
                             Columbia International Stock
                             Columbia Newport Asia Pacific
                             Columbia Newport Greater China
                             Columbia Newport Tiger

                  INDEX      Columbia Large Company Index
                             Columbia Small Company Index
                             Columbia U.S. Treasury Index


PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT US AT 800-345-6611 FOR A PROSPECTUS WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.


For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

[GRAPHIC]

eDelivery

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


COLUMBIA CONTRARIAN INCOME FUND   ANNUAL REPORT, MARCH 31, 2004

                                                                     PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C) 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                                746-02/626R-0304 (05/04) 04/1024

ITEM 2. CODE OF ETHICS.

  (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

  (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

  (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed in aggregate for the series of the registrant whose reports to stockholders are included in this annual filing. Effective in 2004, the series included in this filing changed their fiscal year-end to March 31 from October 31. Also, effective March 1, 2004, one series of the registrant engaged new independent accountants. Unless otherwise noted, fees disclosed below represent fees paid or accrued to the current and predecessor principal accountants while each was engaged by the registrant.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2004 and October 31, 2003 are as follows:

                          2004              2003
                         $28,050          $44,400

Audit Fees include amounts related to the audit of the registrants' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2004 and October 31, 2003 are as follows:

                          2004                 2003
                         $8,000               $12,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2004 and 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports. In fiscal year 2003, Audit-Related Fees also include certain agreed-upon procedures performed during the conversion of the registrants' accounting system.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Audit-Related services that were approved under the "de minimis" exception during the fiscal years ended March 31, 2004 and October 31, 2003 were zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended March 31, 2004 and October 31, 2003, there were no Audit-Related Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended March 31, 2004 and October 31, 2003 were zero.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2004 and October 31, 2003 are as follows:

                          2004                 2003
                         $4,900               $7,000

Tax Fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Tax Fees in both fiscal years 2004 and 2003 include the review of annual tax returns, while fiscal year 2003 also includes the review of calculations of required shareholder distributions.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Tax services that were approved under the "de minimis" exception during the fiscal years ended March 31, 2004 and October 31, 2003 were zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended March 31, 2004 and October 31, 2003, there were no Tax Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Tax fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended March 31, 2004 and October 31, 2003 were zero.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2004 and October 31, 2003 are as follows:

                        2004             2003
                         $0               $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in (a)-(c) above.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of All Other Fees that were approved under the "de minimis" exception during the fiscal years ended March 31, 2004 and October 31, 2003 were zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended March 31, 2004, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,000. During the fiscal year ended October 31, 2003, All Other Fees that would have been subject to pre-approval had paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X been applicable at the time the services were provided, were approximately $95,000. For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

The percentage of All Other Fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended March 31, 2004 and October 31, 2003 were zero.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require

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specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee
Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from July 1 through October 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     - A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;
     - The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;
     - The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.
     - If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit

         Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     -   A general description of the services, and
     -   Actual billed and projected fees, and
     - The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

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V. AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                  *****

(e)(2) This information has been included in items (b)-(d) above.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended March 31, 2004 and October 31, 2003 are disclosed in (b)-(d) above.

All non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2004 and October 31, 2003 are also disclosed in (b)-(d) above. Such fees were approximately $95,000 and $95,000, respectively.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

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ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not filed Schedule 14A subsequent to the effective date of that Schedule's Item 7(d)(2)(ii)(G). However, it is the registrant's policy to consider candidates for the Board of Trustees/Directors who are recommend by shareholders. A Fund shareholder who wishes to nominate a candidate to the Board may send information regarding prospective candidates to the Fund's Governance Committee, care of the Fund's Secretary. The information should include evidence of the shareholder's Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the independent trustees/directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to an independent trustee/director for consideration.

ITEM 10. CONTROLS AND PROCEDURES.

  (a) The registrant's principal executive officer and principal financial officer, based on his evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

  (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)   Columbia Funds Trust III
            ----------------------------------------------------------------

By (Signature and Title)   /s/ J. Kevin Connaughton
                        ----------------------------------------------------
                               J. Kevin Connaughton, President and Treasurer

Date                           June 7, 2004
    ------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ J. Kevin Connaughton
                        ----------------------------------------------------
                               J. Kevin Connaughton, President and Treasurer

Date                           June 7, 2004
    ------------------------------------------------------------------------